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                                                                   EXHIBIT 10.11

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                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
                              INVENTA CORPORATION

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                               TABLE OF CONTENTS

                                                                                            Page
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
1 ACCOUNTING AND OTHER TERMS.................................................................. 4
  --------------------------

2 LOAN AND TERMS OF PAYMENT................................................................... 4
  -------------------------
     2.1 Credit Extensions.................................................................... 4
     2.2 Overadvances......................................................................... 5
     2.3 Interest Rate, Payments.............................................................. 5
     2.4 Fees................................................................................. 6

3 CONDITIONS OF LOANS......................................................................... 6
  -------------------
     3.1 Conditions Precedent to Initial Credit Extension..................................... 6
     3.2 Conditions Precedent to all Credit Extensions........................................ 6

4 CREATION OF SECURITY INTEREST............................................................... 6
  -----------------------------
     4.1 Grant of Security Interest........................................................... 6

5 REPRESENTATIONS AND WARRANTIES.............................................................. 6
  ------------------------------
     5.1 Due Organization and Authorization................................................... 6
     5.2 Collateral........................................................................... 7
     5.3 Litigation........................................................................... 7
     5.4 No Material Adverse Change in Financial Statements................................... 7
     5.5 Solvency............................................................................. 7
     5.6 Regulatory Compliance................................................................ 7
     5.7 Subsidiaries......................................................................... 7
     5.8 Full Disclosure...................................................................... 7

6 AFFIRMATIVE COVENANTS....................................................................... 8
  ---------------------
     6.1 Government Compliance................................................................ 8
     6.2 Financial Statements, Reports, Certificates.......................................... 8
     6.3 Inventory; Returns................................................................... 8
     6.4 Taxes................................................................................ 8
     6.5 Insurance............................................................................ 9
     6.6 Primary Accounts..................................................................... 9
     6.7 Financial Covenants.................................................................. 9
     6.8 Further Assurances................................................................... 9

7 NEGATIVE COVENANTS.......................................................................... 9
  ------------------
     7.1 Dispositions......................................................................... 9
     7.2 Changes in Business, Ownership, Management or Business Locations.....................10
     7.3 Mergers or Acquisitions..............................................................10
     7 4 Indebtedness.........................................................................10
     7.5 Encumbrance..........................................................................10
     7.6 Distributions; Investments...........................................................10
     7.7 Transactions with Affiliates.........................................................10
     7.8 Subordinated Debt....................................................................10
     7.9 Compliance...........................................................................10

8 EVENTS OF DEFAULT...........................................................................11
  -----------------
     8.1 Payment Default......................................................................11
     8.2 Covenant Default.....................................................................11

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
     8.3 Material Adverse Change..............................................................11
     8.4 Attachment...........................................................................11
     8.5 Insolvency...........................................................................11
     8.6 Other Agreements.....................................................................11
     8.7 Judgments............................................................................12
     8.8 Misrepresentations...................................................................12

9 BANK'S RIGHTS AND REMEDIES..................................................................12
  --------------------------
    9.1 Rights and Remedies...................................................................12
    9.2 Power of Attorney.....................................................................12
    9.3 Accounts Collection...................................................................13
    9.4 Bank Expenses.........................................................................13
    9.5 Bank's Liability for Collateral.......................................................13
    9.6 Remedies Cumulative...................................................................13
    9.7 Demand Waiver.........................................................................13

10 NOTICES....................................................................................13
   -------

11 CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER.................................................13
   ------------------------------------------

12 GENERAL PROVISIONS.........................................................................14
   ------------------
     12.1 Successors and Assigns..............................................................14
     12.2 Indemnification.....................................................................14
     12.3 Time of Essence.....................................................................14
     12.4 Severability of Provision...........................................................14
     12.5 Amendments in Writing, Integration..................................................14
     12.6 Counterparts........................................................................14
     12.7 Survival............................................................................14
     12.8 Confidentiality.....................................................................15
     12.9 Effect of Amendment and Restatement.................................................15
     12.10 Attorneys' Fees, Costs and Expenses................................................15

13 DEFINITIONS................................................................................15
   -----------
     13.1 Definitions.........................................................................15

     This AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT dated August 19, 1998, between SILICON VALLEY BANK ("Bank"), whose address is 3003 Tasman Drive, Santa Clara, California 95054 and INVENTA CORPORATION ("Borrower"), whose address is 2620 Augustine Drive, Santa Clara, California 95054.

                                   RECITALS

     A. Bank and Borrower are parties to that certain Promissory Note, Business Loan Agreement, and Commercial Security Agreement, each dated May 30, 1995, as amended and that certain Promissory Note dated July 27, 1998 (collectively, the "Original Agreement").

     B. Borrower and Bank desire in this Agreement to set forth their agreement with respect to a working capital and equipment loan and to amend and restate in its entirety without novation the Original Agreement in accordance with the provisions herein.

                                   AGREEMENT

     The parties agree as follows:

1    ACCOUNTING AND OTHER TERMS
     --------------------------

     Accounting terms not defined in this Agreement will be construed following GAAP Calculations and determinations must be made following GAAP. The term "financial statements" includes the notes and schedules. The terms "including" and "includes" always mean "including (or includes) without limitation," in this or any Loan Document. This Agreement shall be construed to impart upon Bank a duty to act reasonably at all times.

2    LOAN AND TERMS OF PAYMENT
     -------------------------

2.1  Credit Extensions.

     Borrower will pay Bank the unpaid principal amount of all Credit Extensions and interest on the unpaid principal amount of the Credit Extensions.

2.1.1  Revolving Advances.

     (a) Bank will make Advances not exceeding (i) the lesser of (A) the Committed Revolving Line or (B) the Borrowing Base, whichever is less, minus
(ii) the amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit). Amounts borrowed under this Section may be repaid and reborrowed during the term of this Agreement.

     (b) To obtain an Advance, Borrower must notify Bank by facsimile or telephone by 3:00 p.m. Pacific time on the Business Day the Advance is to be made. Borrower must promptly confirm the notification by delivering to Bank the Payment/Advance Form attached as Exhibit B. Bank will credit Advances to Borrower's deposit account. Bank may make Advances under this Agreement based on instructions from a Responsible Officer or his or her designee or without instructions if the Advances are necessary to meet Obligations which have become due. Bank may rely on any telephone notice given by a person whom Bank believes is a Responsible Officer or designee. Borrower will indemnify Bank for any loss Bank suffers due to reliance.

     (c) The Committed Revolving Line terminates on the Revolving Maturity Date, when all Advances and other amounts due under this Agreement are immediately payable.

2.1.2  Letters of Credit.

     Bank will issue or have issued Letters of Credit for Borrower's account not exceeding (i) the lesser of the Committed Revolving Line or the Borrowing Base minus (ii) the outstanding principal balance of the Advances; however, the face amount of outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve) may not exceed $250,000. Each Letter of Credit will have an expiry date of no later than 180 days after the Revolving Maturity Date, but Borrower's reimbursement obligation will be secured by cash on terms acceptable to Bank at any time after the Revolving Maturity Date if the term of this Agreement is not extended by Bank.

2.1.3  Equipment Advances.

     (a) Through July 27, 1999 (the "Equipment Availability End Date"), Bank will continue to make advances ("Equipment Advance" and, collectively, "Equipment Advances") not exceeding the Committed Equipment Line. The Equipment Advances may only be used to finance Equipment and may not exceed 100% of the equipment invoice excluding taxes, shipping, warranty charges, freight discounts and installation expense. Software may constitute up to 25% of the aggregate Equipment Advances. Each Equipment Advance must be for a minimum of $10,000.

     (b) Interest continues to accrue from the date of each Equipment Advance at the rate in Section 2.3(a) and is payable monthly until the Equipment Availability End Date occurs. Equipment Advances outstanding on the Equipment Availability End Date are payable in 36 equal monthly installments of principal, plus accrued interest, beginning on the 27th of each month following the Equipment Availability End Date and ending on July 27, 2002 (the "Equipment Maturity Date"). Equipment Advances when repaid may not be reborrowed.

     (c) To obtain an Equipment Advance, Borrower must notify Bank (the notice is irrevocable) by facsimile no later than 3:00 p.m. Pacific time 1 Business Day before the day on which the Equipment Advance is to be made. The notice in the form of Exhibit B (Payment/Advance Form) must be signed by a Responsible Officer or designee and include a copy of the invoice for the Equipment being financed.

2.2  Overadvances.

     If Borrower's Obligations under Section 2.1.1 and 2.1.2 exceed the lesser of either (i) the Committed Revolving Line or (ii) the Borrowing Base, Borrower must immediately pay Bank the excess.

2.3  Interest Rate, Payments.

     (a) Interest Rate. (i) Advances accrue interest on the outstanding principal balance at a per annum rate of 0.75 percentage point above the Prime Rate; and (ii) Equipment Advances accrue interest on the outstanding principal balance at a per annum rate of 1 percentage point above the Prime Rate. After an Event of Default, Obligations accrue interest at 5 percent above the rate effective immediately before the Event of Default. The interest rate increases or decreases when the Prime Rate changes. Interest is computed on a 360 day year for the actual number of days elapsed.

     (b) Payments. Interest due on the Committed Revolving Line is payable on the 18th of each month. Interest due on the Equipment Advances is payable on the 27th of each month. Bank may debit any of Borrower's deposit accounts including Account Number 273056170 for principal and interest payments or any amounts Borrower owes Bank. Bank will notify Borrower when it debits Borrower's accounts. These debits are not a set-off. Payments received after 12:00 noon Pacific time are considered received at the opening of business on the next Business Day. When a payment is due on a day that is not a Business Day, the payment is due the next Business Day and additional fees or interest accrue.

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2.4  Fees.

     Borrower will pay:

     (a) Facility Fee. A fully earned, non-refundable Facility Fee of $3,600 for the Committed Revolving Line due on the Closing Date; and

     (b) Bank Expenses. All Bank Expenses (including reasonable attorneys' fees and expenses) incurred through and after the date of this Agreement, are payable when due.

3    CONDITIONS OF LOANS
     -------------------

3.1  Conditions Precedent to Initial Credit Extension.

     Bank's obligation to make the initial Credit Extension is subject to the condition precedent that it receive the agreements, documents and fees it requires.

3.2  Conditions Precedent to all Credit Extensions.

     Bank's obligations to make each Credit Extension, including the initial Credit Extension, is subject to the following:

     (a) timely receipt of any Payment/Advance Form; and

     (b) the representations and warranties in Section 5 must be materially true on the date of the Payment/Advance Form and on the effective date of each Credit Extension and no Event of Default may have occurred and be continuing, or result from the Credit Extension. Each Credit Extension is Borrower's representation and warranty on that date that the representations and warranties of Section 5 remain true.

4    CREATION OF SECURITY INTEREST
     -----------------------------

4.1  Grant of Security Interest.

     Borrower grants Bank a continuing security interest in all presently existing and later acquired Collateral to secure all Obligations and performance of each of Borrower's duties under the Loan Documents. Except for Permitted Liens, any security interest will be a first priority security interest in the Collateral. Bank may place a "hold" on any deposit account pledged as Collateral.

5    REPRESENTATIONS AND WARRANTIES
     ------------------------------

     Borrower represents and warrants as follows:

5.1  Due Organization and Authorization.

     Borrower and each Subsidiary is duly existing and in good standing in its state of formation and qualified and licensed to do business in, and in good standing in, any state in which the conduct of its business or its ownership of property requires that it be qualified.

     The execution, delivery and performance of the Loan Documents have been duly authorized, and do not conflict with Borrower's formation documents, nor constitute an event of default under any material agreement by which Borrower is bound. Borrower is not in default under any agreement to which or by which it is bound in which the default could cause a Material Adverse Change.

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5.2  Collateral.

     Borrower has good title to the Collateral, free of Liens except Permitted Liens. The Accounts are bona fide, existing obligations, and the service or property has been performed or delivered to the account debtor or its agent for immediate shipment to and unconditional acceptance by the account debtor. Borrower has no notice of any actual or imminent Insolvency Proceeding of any account debtor whose accounts are an Eligible Account in any Borrowing Base Certificate. All Inventory is in all material respects of good and marketable quality, free from material defects.

5.3  Litigation.

     Except as shown in the Schedule, there are no actions or proceedings pending or, to Borrower's knowledge, threatened by or against Borrower or any Subsidiary in which an adverse decision could cause a Material Adverse Change.

5.4  No Material Adverse Change in Financial Statements.

     All consolidated financial statements for Borrower, and any Subsidiary, delivered to Bank fairly present in all material respects Borrower's consolidated financial condition and Borrower's consolidated results of operations. There has not been any material deterioration in Borrower's consolidated financial condition since the date of the most recent financial statements submitted to Bank.

5.5  Solvency.

     The fair salable value of Borrower's assets (including goodwill minus disposition costs) exceeds the fair value of its liabilities; the Borrower is not left with unreasonably small capital after the transactions in this Agreement; and Borrower is able to pay its debts (including trade debts) as they mature.

5.6  Regulatory Compliance.

     Borrower is not an "investment company" or a company "controlled" by an "investment company" under the Investment Company Act. Borrower is not engaged as one of its important activities in extending credit for margin stock (under Regulations G, T and U of the Federal Reserve Board of Governors). Borrower has complied with the Federal Fair Labor Standards Act. Borrower has not violated any laws, ordinances or rules, the violation of which could cause a Material Adverse Change. None of Borrower's or any Subsidiary's properties or assets has been used by Borrower or any Subsidiary or, to the best of Borrower's knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than legally. Borrower and each Subsidiary has timely filed all required tax returns and paid, or made adequate provision to pay, all taxes, except those being contested in good faith with adequate reserves under GAAP. Borrower and each Subsidiary has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all government authorities that are necessary to continue its business as currently conducted.

5.7  Subsidiaries.

     Borrower does not own any stock, partnership interest or other equity securities except for Permitted Investments.

5.8  Full Disclosure.

     No representation, warranty or other statement of Borrower in any certificate or written statement given to Bank contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in the certificates or statements not misleading.

6    AFFIRMATIVE COVENANTS
     ---------------------

     Borrower will do all of the following:

6.1  Government Compliance.

     Borrower will maintain its and all Subsidiaries' legal existence and good standing in its jurisdiction of formation and maintain qualification in each jurisdiction in which the failure to so qualify could have a material adverse effect on Borrower's business or operations. Borrower will comply, and have each Subsidiary comply, with all laws, ordinances and regulations to which it is subject, noncompliance with which could have a material adverse effect on Borrower's business or operations or cause a Material Adverse Change.

6.2  Financial Statements, Reports, Certificates.

     (a) Borrower will deliver to Bank: (i) as soon as available, but no later than 30 days after the last day of each month, a company prepared consolidated balance sheet and income statement covering Borrower's consolidated operations during the period, in a form and certified by a Responsible Officer acceptable to Bank; (ii) as soon as available, but no later than 90 days after the last day of Borrower's fiscal year, audited consolidated financial statements prepared under GAAP, consistently applied, together with an unqualified opinion on the financial statements from an independent certified public accounting firm acceptable to Bank; (iii) a prompt report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of $100,000 or more; and (iv) budgets, sales projections, operating plans or other financial information Bank requests.

     (b) Within 20 days after the last day of each month, Borrower will deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in the form of Exhibit C, with aged listings of accounts receivable and accounts payable.

     (c) Within 30 days after the last day of each month, Borrower will deliver to Bank with the monthly financial statements a Compliance Certificate signed by a Responsible Officer in the form of Exhibit D.

     (d) At such times as outstanding Advances exist, or prior to an Advance if no outstanding Advances exist (provided an Accounts audit has not been conducted within the last 6 months) Bank has the right to audit Borrower's Accounts at Borrower's expense, but the audits will be conducted no more often than every 6 months unless an Event of Default has occurred and is continuing.

6.3  Inventory; Returns.

     Borrower will keep all Inventory in good and marketable condition, free from material defects. Returns and allowances between Borrower and its account debtors will follow Borrower's customary practices as they exist at execution of this Agreement. Borrower must promptly notify Bank of all returns, recoveries, disputes and claims, that involve more than $50,000.

6.4  Taxes.

     Borrower will make, and cause each Subsidiary to make, timely payment of all material federal, state, and local taxes or assessments and will deliver to Bank, on demand, appropriate certificates attesting to the payment.

6.5  Insurance.

     Borrower will keep its business and the Collateral insured for risks and in amounts, as Bank requests. Insurance policies will be in a form, with companies, and in amounts that are satisfactory to Bank. All property policies will have a lender's loss payable endorsement showing Bank as an additional loss payee and all liability policies will show the Bank as an additional insured and provide that the insurer must give Bank at least 20 days notice before canceling its policy. At Bank's request, Borrower will deliver certified copies of policies and evidence of all premium payments. Proceeds payable under any policy will, at Bank's option, be payable to Bank on account of the Obligations.

6.6  Primary Accounts.

     Borrower will maintain its primary depository and operating accounts with Bank.

6.7  Financial Covenants.

     Borrower will maintain as of the last day of each month:

          (i) Quick Ratio. A ratio of Quick Assets to Current Liabilities of at least 1.75 to 1.00.

          (ii) Debt/Tangible Net Worth Ratio. A ratio of Total Liabilities less Subordinated Debt to Tangible Net Worth plus Subordinated Debt of not more than 1.25 to 1.00.

          (iii) Liquidity Coverage. Maintain unrestricted cash (and equivalents) plus net availability under the Committed Revolving Line of not less than 2 times outstanding Equipment Advances. Upon Borrower achieving 6 consecutive months of Debt Service Coverage of at least 2.00 to 1.00, the Liquidity Coverage will be replaced with a Debt Service Coverage ratio of at least 2.00 to 1.00.

          (iv) Debt Service Coverage (if applicable). Maintain Debt Service Coverage of at least 2.00 to 1.00 at such time as Borrower has complied with the provisions as set forth in (iii) above.

     (v) Profitability. Borrower will be profitable each quarter, except that Borrower may suffer losses, provided such losses do not exceed $600,000 for the quarter ended June 30, 1998; $350,000 for the quarter ending September 30, 1998.

6.8  Further Assurances.

     Borrower will execute any further instruments and take further action as Bank requests to perfect or continue Bank's security interest in the Collateral or to effect the purposes of this Agreement.

7    NEGATIVE COVENANTS
     ------------------

     Borrower will not do any of the following:

7.1  Dispositions.

     Convey, sell, lease, transfer or otherwise dispose of (collectively "Transfer"), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, other than Transfers (i) of Inventory in the ordinary course of business; (ii) of non-exclusive licenses and similar arrangements for the use of the property of Borrower or its Subsidiaries in the ordinary course of business; or (iii) of worn-out or obsolete Equipment.

7.2  Changes in Business, Ownership, Management or Business Locations.

     Engage in or permit any of its Subsidiaries to engage in any business other than the businesses currently engaged in by Borrower or have a material change in its ownership of greater than 25%. Borrower will not, without at least 30 days prior written notice, relocate its chief executive office or add any new offices or business locations.

7.3  Mergers or Acquisitions.

     (i) Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with any other Person, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person, provided no Event of Default has occurred and is continuing or would result from such action during the term of this Agreement and result in a decrease of more than 25% of Tangible Net Worth; or (ii) merge or consolidate a Subsidiary into another Subsidiary or into Borrower.

7.4  Indebtedness.

     Create, incur, assume, or be liable for any Indebtedness, or permit any Subsidiary to do so, other than Permitted Indebtedness.

7.5  Encumbrance.

     Create, incur, or allow any Lien on any of its property, or assign or convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries to do so, except for Permitted Liens, or permit any Collateral not to be subject to the first priority security interest granted here.

7.6  Distributions; Investments.

     Directly or indirectly acquire or own any Person, or make any Investment in any Person, other than Permitted Investments, or permit any of its Subsidiaries to do so. Pay any dividends or make any distribution or payment or redeem, retire or purchase any capital stock.

7.7  Transactions with Affiliates.

     Directly or indirectly enter or permit any material transaction with any Affiliate except transactions that are in the ordinary course of Borrower's business, on terms less favorable to Borrower than would be obtained in an arm's length transaction with a non-affiliated Person.

7.8  Subordinated Debt.

     Make or permit any payment on any Subordinated Debt, except under the terms of the Subordinated Debt, or amend any provision in any document relating to the Subordinated Debt without Bank's prior written consent.

7.9  Compliance.

     Become an "investment company" or a company controlled by an "investment company," under the Investment Company Act of 1940 or undertake as one of its important activities extending credit to purchase or carry margin stock, or use the proceeds of any Advance for that purpose; fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, if the violation could have a material adverse effect on Borrower's business or operations or cause a Material Adverse Change, or permit any of its Subsidiaries to do so.

8    EVENTS OF DEFAULT
     -----------------

     Any one of the following is an Event of Default:

8.1  Payment Default.

     If Borrower fails to pay any of the Obligations;

8.2  Covenant Default.

     If Borrower does not perform any obligation in Section 6 or violates any covenant in Section 7 or does not perform or observe any other material term, condition or covenant in this Agreement, any Loan Documents, or in any agreement between Borrower and Bank and as to any default under a term, condition or covenant that can be cured, has not cured the default within 10 days after it occurs, or if the default cannot be cured within 10 days or cannot be cured after Borrower's attempts within 10 day period, and the default may be cured within a reasonable time, then Borrower has an additional period (of not more than 30 days) to attempt to cure the default. During the additional time, the failure to cure the default is not an Event of Default (but no Credit Extensions will be made during the cure period);

8.3  Material Adverse Change.

     (i) If there occurs a material impairment in the perfection or priority of the Bank's security interest in the Collateral or in the value of such Collateral which is not covered by adequate insurance or (ii) if the Bank determines, based upon information available to it and in its reasonable judgment, that there is a reasonable likelihood that Borrower will fail to comply with one or more of the financial covenants in Section 6 during the next succeeding financial reporting period.

8.4  Attachment.

     If any material portion of Borrower's assets is attached, seized, levied on, or comes into possession of a trustee or receiver and the attachment, seizure or levy is not removed in 10 days, or if Borrower is enjoined, restrained, or prevented by court order from conducting a material part of its business or if a judgment or other claim becomes a Lien on a material portion of Borrower's assets, or if a notice of lien, levy, or assessment is filed against any of Borrower's assets by any government agency and not paid within 10 days after Borrower receives notice. These are not Events of Default if stayed or if a bond is posted pending contest by Borrower (but no Credit Extensions will be made during the cure period);

8.5  Insolvency.

     If Borrower becomes insolvent or if Borrower begins an Insolvency Proceeding or an Insolvency Proceeding is begun against Borrower and not dismissed or stayed within 30 days (but no Credit Extensions will be made before any Insolvency Proceeding is dismissed);

8.6  Other Agreements.

     If there is a default in any agreement between Borrower and a third party that gives the third party the right to accelerate any Indebtedness exceeding $100,000 or that could cause a Material Adverse Change;

8.7  Judgments.

     If a money judgment(s) in the aggregate of at least $50,000 is rendered against Borrower and is unsatisfied and unstayed for 10 days (but no Credit Extensions will be made before the judgment is stayed or satisfied); or

8.8  Misrepresentations.

     If Borrower or any Person acting for Borrower makes any material misrepresentation or material misstatement now or later in any warranty or representation in this Agreement or in any writing delivered to Bank or to induce Bank to enter this Agreement or any Loan Document.

9    BANK'S RIGHTS AND REMEDIES
     --------------------------

9.1  Rights and Remedies.

     When an Event of Default occurs and continues Bank may, without notice or demand, do any or all of the following:

     (a) Declare all Obligations immediately due and payable (but if an Event of Default described in Section 8.5 occurs all Obligations are immediately due and payable without any action by Bank);

     (b) Stop advancing money or extending credit for Borrower's benefit under this Agreement or under any other agreement between Borrower and Bank;

     (c) Settle or adjust disputes and claims directly with account debtors for amounts, on terms and in any order that Bank considers advisable;

     (d) Make any payments and do any acts it considers necessary or reasonable to protect its security interest in the Collateral. Borrower will assemble the Collateral if Bank requires and make it available as Bank designates. Bank may enter premises where the Collateral is located, take and maintain possession of any part of the Collateral, and pay, purchase, contest, or compromise any Lien which appears to be prior or superior to its security interest and pay all expenses incurred. Borrower grants Bank a license to enter and occupy any of its premises, without charge, to exercise any of Bank's rights or remedies;

     (e) Apply to the Obligations any (i) balances and deposits of Borrower it holds, or (ii) any amount held by Bank owing to or for the credit or the account of Borrower;

     (f) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell the Collateral; and

     (g) Dispose of the Collateral according to the Code.

9.2  Power of Attorney.

     Effective only when an Event of Default occurs and continues, Borrower irrevocably appoints Bank as its lawful attorney to: (i) endorse Borrower's name on any checks or other forms of payment or security; (ii) sign Borrower's name on any invoice or bill of lading for any Account or drafts against account debtors, (iii) make, settle, and adjust all claims under Borrower's insurance policies; (iv) settle and adjust disputes and claims about the Accounts directly with account debtors, for amounts and on terms Bank determines reasonable; and
(v) transfer the Collateral into the name of Bank or a third party as the Code permits. Bank may exercise the power of attorney to sign Borrower's name on any documents necessary to perfect or continue the perfection of any security interest regardless of whether an Event of Default has occurred. Bank's appointment as Borrower's attorney in fact, and all of Bank's rights and powers, coupled with an interest, are irrevocable until all Obligations have been fully repaid and performed and Bank's obligation to provide Credit Extensions terminates.

9.3  Accounts Collection.

     When an Event of Default occurs and continues, Bank may notify any Person owing Borrower money of Bank's security interest in the funds and verify the amount of the Account. Borrower must collect all payments in trust for Bank and, if requested by Bank, immediately deliver the payments to Bank in the form received from the account debtor, with proper endorsements for deposit.

9.4  Bank Expenses.

     If Borrower fails to pay any amount or furnish any required proof of payment to third persons Bank may make all or part of the payment or obtain insurance policies required in Section 6.5, and take any action under the policies Bank deems prudent. Any amounts paid by Bank are Bank Expenses and immediately due and payable, bearing interest at the then applicable rate and secured by the Collateral. No payments by Bank are deemed an agreement to make similar payments in the future or Bank's waiver of any Event of Default.

9.5  Bank's Liability for Collateral.

     If Bank complies with reasonable banking practices it is not liable for:
(a) the safekeeping of the Collateral; (b) any loss or damage to the Collateral;
(c) any diminution in the value of the Collateral; or (d) any act or default of any carrier, warehouseman, bailee, or other person. Borrower bears all risk of loss, damage or destruction of the Collateral.

9.6  Remedies Cumulative.

     Bank's rights and remedies under this Agreement, the Loan Documents, and all other agreements are cumulative. Bank has all rights and remedies provided under the Code, by law, or in equity. Bank's exercise of one right or remedy is not an election, and Bank's waiver of any Event of Default is not a continuing waiver. Bank's delay is not a waiver, election, or acquiescence. No waiver is effective unless signed by Bank and then is only effective for the specific instance and purpose for which it was given.

9.7  Demand Waiver.

     Borrower waives demand, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees held by Bank on which Borrower is liable.

10   NOTICES
     -------

     All notices or demands by any party about this Agreement or any other related agreement must be in writing and be personally delivered or sent by an overnight delivery service, by certified mail, postage prepaid, return receipt requested, or by telefacsimile to the addresses set forth at the beginning of this Agreement. A Party may change its notice address by giving the other Party written notice.

11   CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER
     ------------------------------------------

     California law governs the Loan Documents without regard to principles of conflicts of law. Borrower and Bank each submit to the exclusive jurisdiction of the State and Federal courts in Santa Clara County, California.

BORROWER AND BANK EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

12   GENERAL PROVISIONS
     ------------------

12.1 Successors and Assigns.

     This Agreement binds and is for the benefit of the successors and permitted assigns of each party. Borrower may not assign this Agreement or any rights under it without Bank's prior written consent which may be granted or withheld in Bank's discretion. Bank has the right, without the consent of or notice to Borrower, to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, Bank's obligations, rights and benefits under this Agreement.

12.2 Indemnification.

     Borrower will indemnify, defend and hold harmless Bank and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities asserted by any other party in connection with the transactions contemplated by the Loan Documents; and (b) all losses or Bank Expenses incurred, or paid by Bank from, following, or consequential to transactions between Bank and Borrower (including reasonable attorneys fees and expenses), except for losses caused by Bank's gross negligence or willful misconduct.

12.3 Time of Essence.

     Time is of the essence for the performance of all obligations in this Agreement.

12.4 Severability of Provision.

     Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.

12.5 Amendments in Writing, Integration.

     All amendments to this Agreement must be in writing and signed by Borrower and Bank. This Agreement represents the entire agreement about this subject matter, and supersedes prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Agreement merge into this Agreement and the Loan Documents.

12.6 Counterparts.

     This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, are an original, and all taken together, constitute one Agreement.

12.7 Survival.

     All covenants, representations and warranties made in this Agreement continue in full force while any Obligations remain outstanding. The obligations of Borrower in Section 12.2 to indemnify Bank will survive until all statutes of limitations for actions that may be brought against Bank have run.

12.8   Confidentiality.

       In handling any confidential information, Bank will exercise the same degree of care that it exercises for its own proprietary information, but disclosure of information may be made (i) to Bank's subsidiaries or affiliates in connection with their business with Borrower, (ii) to prospective transferees or purchasers of any interest in the Loans, (iii) as required by law, regulation, subpoena, or other order, (iv) as required in connection with Bank's examination or audit and (v) as Bank considers appropriate exercising remedies under this Agreement. Confidential information does not include information that either: (a) is in the public domain or in Bank's possession when disclosed to Bank, or becomes part of the public domain after disclosure to Bank; or (b) is disclosed to Bank by a third party, if Bank does not know that the third party is prohibited from disclosing the information.

12.9   Effect of Amendment and Restatement.

       This Agreement is intended to and does completely amend and restate, without novation, the Original Agreement. All credit extensions or loans outstanding under the Original Agreement are and shall continue to be outstanding under this Agreement. All security interests granted under the Original Agreement are hereby confirmed and ratified and shall continue to secure all Obligations under this Agreement.

12.10  Attorneys' Fees, Costs and Expenses.

       In any action or proceeding between Borrower and Bank arising out of the Loan Documents, the prevailing party will be entitled to recover its reasonable attorneys' fees and other costs and expenses incurred, in addition to any other relief to which it may be entitled.

13     DEFINITIONS
       -----------

13.1   Definitions.

       In this Agreement:

       "Accounts" are all existing and later arising accounts, contract rights, and other obligations owed Borrower in connection with its sale or lease of goods (including licensing software and other technology) or provision of services, all credit insurance, guaranties, other security and all merchandise returned or reclaimed by Borrower and Borrower's Books relating to any of the foregoing.

       "Advance" or "Advances" is a loan advance (or advances) under the Committed Revolving Line.

       "Affiliate" of a Person is a Person that owns or controls directly or indirectly the Person, any Person that controls or is controlled by or is under common control with the Person, and each of that Person's senior executive officers, directors, partners and, for any Person that is a limited liability company, that Person's managers and members.

       "Bank Expenses" are all audit fees and expenses and reasonable costs or expenses (including reasonable attorneys' fees and expenses) for preparing, negotiating, administering, defending and enforcing the Loan Documents (including appeals or Insolvency Proceedings).

       "Borrower's Books" are all Borrower's books and records including ledgers, records regarding Borrower's assets or liabilities, the Collateral, business operations or financial condition and all computer programs or discs or any equipment containing the information.

     "Borrowing Base" is 80% of Eligible Accounts, (subject to Bank's receipt of a satisfactory Accounts audit), as determined by Bank from Borrower's most recent Borrowing Base Certificate.

     "Business Day" is any day that is not a Saturday, Sunday or a day on which the Bank is closed.

     "Closing Date" is the date of this Agreement.

     "Code" is the California Uniform Commercial Code.

     "Collateral" is the property described on Exhibit A.
                                               ---------

     "Committed Equipment Line" is a Credit Extension of up to $300,000.

     "Committed Revolving Line" is an Advance of up to $1,200,000.

     "Contingent Obligation" is, for any Person, any direct or indirect liability, contingent or not, of that Person for (i) any indebtedness, lease, dividend, letter of credit or other obligation of another such as an obligation directly or indirectly guaranteed, endorsed, co-made, discounted or sold with recourse by that Person, or for which that Person is directly or indirectly liable; (ii) any obligations for undrawn letters of credit for the account of that Person; and (iii) all obligations from any interest rate, currency or commodity swap agreement, interest rate cap or collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; but "Contingent Obligation" does not include endorsements in the ordinary course of business. The amount of a Contingent Obligation is the stated or determined amount of the primary obligation for which the Contingent Obligation is made or, if not determinable, the maximum reasonably anticipated liability for it determined by the Person in good faith; but the amount may not exceed the maximum of the obligations under the guarantee or other support arrangement.

     "Credit Extension" is each Advance, Equipment Advance, Letter of Credit, or any other extension of credit by Bank for Borrower's benefit.

     "Current Liabilities" are the aggregate amount of Borrower's Total Liabilities which mature within one (1) year.

     "Debt Service Coverage" is net income plus depreciation and amortization divided by interest expense for the previous 3 month period and the scheduled principal payments due on Borrower's debt for the next 3 month period, all on a rolling 3 month basis.

     "Eligible Accounts" are Accounts in the ordinary course of Borrower's business that meet all Borrower's representations and warranties in Section 5.2; but Bank may change eligibility standards by giving Borrower notice. Unless Bank
---
agrees otherwise in writing, Eligible Accounts will not include:

     (a) Accounts that the account debtor has not paid within 90 days of invoice date;

     (b) Accounts for an account debtor, 50% or more of whose Accounts have not been paid within 90 days of invoice date;

     (c) Credit balances over 90 days from invoice date;

     (d) Accounts for an account debtor, including Affiliates, whose total obligations to Borrower exceed 25% of all Accounts, for the amounts that exceed that percentage, unless the Bank approves in writing;

     (e) Accounts for which the account debtor does not have its principal place of business in the United States;

     (f) Accounts for which the account debtor is a federal, state or local government entity or any department, agency, or instrumentality;

     (g) Accounts for which Borrower owes the account debtor, but only up to the amount owed (sometimes called "contra" accounts, accounts payable, customer deposits or credit accounts);

     (h) Accounts for demonstration or promotional equipment, or in which goods are consigned, sales guaranteed, sale or return, sale on approval, bill and hold, or other terms if account debtor's payment may be conditional;

     (i) Accounts for which the account debtor is Borrower's Affiliate, officer, employee, or agent;

     (j) Accounts in which the account debtor disputes liability or makes any claim and Bank believes there may be a basis for dispute (but only up to the disputed or claimed amount), or if the Account Debtor is subject to an Insolvency Proceeding, or becomes insolvent, or goes out of business;

     (k) Accounts for which Bank reasonably determines collection to be doubtful.

     "Equipment" is all present and future machinery, equipment, tenant improvements, furniture, fixtures, vehicles, tools, parts and attachments in which Borrower has any interest.

     "Equipment Advance" is defined in Section 2.1.3.

     "Equipment Availability End Date" is defined in Section 2.1.3.

     "Equipment Maturity Date" is defined in Section 2.1.3.

     "ERISA" is the Employment Retirement Income Security Act of 1974, and its regulations.

     "GAAP" is generally accepted accounting principles.

     "Indebtedness" is (a) indebtedness for borrowed money or the deferred price of property or services, such as reimbursement and other obligations for surety bonds and letters of credit, (b) obligations evidenced by notes, bonds, debentures or similar instruments, (c) capital lease obligations and (d) Contingent Obligations.

     "Insolvency Proceeding" are proceedings by or against any Person under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

     "Inventory" is present and future inventory in which Borrower has any interest, including merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products intended for sale or lease or to be furnished under a contract of service, of every kind and description now or later owned by or in the custody or possession, actual or constructive, of Borrower, including inventory temporarily out of its custody or possession or in transit and including returns on any accounts or other proceeds (including insurance proceeds) from the sale or disposition of any of the foregoing and any documents of title.

     "Investment" is any beneficial ownership of (including stock, partnership interest or other securities) any Person, or any loan, advance or capital contribution to any Person.

     "Letter of Credit" is defined in Section 2.

     "Lien" is a mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

     "Loan Documents" are, collectively, this Agreement, any note, or notes or guaranties executed by Borrower or Guarantor, and any other present or future agreement between Borrower and/or for the benefit of Bank in connection with this Agreement, all as amended, extended or restated.

     "Material Adverse Change" is defined in Section 8.3.

     "Obligations" are debts, principal, interest, Bank Expenses and other amounts Borrower owes Bank now or later, including letters of credit and Exchange Contracts and including interest accruing after Insolvency Proceedings begin and debts, liabilities, or obligations of Borrower assigned to Bank.

     "Original Agreement" has the meaning set forth in recital paragraph A.

     "Permitted Indebtedness" is:

     (a) Borrower's indebtedness to Bank under this Agreement or any other Loan Document;

     (b) Indebtedness existing on the Closing Date and shown on the Schedule;

     (c) Subordinated Debt;

     (d) Indebtedness to trade creditors incurred in the ordinary course of business; and

     (e) Indebtedness secured by Permitted Liens.

     "Permitted Investments" are:

     (a) Investments shown on the Schedule and existing on the Closing Date; and

     (b) (i) marketable direct obligations issued or unconditionally guaranteed by the United States or its agency or any State maturing within 1 year from its acquisition, (ii) commercial paper maturing no more than 1 year after its creation and having the highest rating from either Standard & Poor's Corporation or Moody's Investors Service, Inc., and (iii) Bank's certificates of deposit issued maturing no more than 1 year after issue.

     "Permitted Liens" are:

     (a) Liens existing on the Closing Date and shown on the Schedule or arising under this Agreement or other Loan Documents;

     (b) Liens for taxes, fees, assessments or other government charges or levies, either not delinquent or being contested in good faith and for which Borrower maintains adequate reserves on its Books, if they have no priority over any of Bank's security interests;

     (c) Purchase money Liens (i) on Equipment acquired or held by Borrower or its Subsidiaries incurred for financing the acquisition of the Equipment, or
(ii) existing on equipment when acquired, if the Lien is confined to the
                                          --
property and improvements and the proceeds of the equipment;

     (d) Leases or subleases and licenses or sublicenses granted in the ordinary course of Borrower's business and any interest or title of a lessor, licensor or under any lease or license, if the leases, subleases, licenses and sublicenses
                            --
permit granting Bank a security interest;

     (e) Liens incurred in the extension, renewal or refinancing of the indebtedness secured by Liens described in (a) through (c), but any extension,
                                                            ---
renewal or replacement Lien must be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness may not increase.

     "Person" is any individual, sole proprietorship, partnership, limited liability company, joint venture, company association, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency.

     "Prime Rate" is Bank's most recently announced "prime rate," even if it is not Bank's lowest rate.

     "Quick Assets" is, on any date, the Borrower's consolidated, unrestricted cash, cash equivalents, net billed accounts receivable and investments with maturities of fewer than 12 months determined according to GAAP.

     "Responsible Officer" is each of the Chief Executive Officer, the President, the Chief Financial Officer and the Controller of Borrower.

     "Revolving Maturity Date" is August 18, 1999.

     "Schedule" is any attached schedule of exceptions.

     "Subordinated Debt" is debt incurred by Borrower subordinated to Borrower's debt to Bank (and identified as subordinated by Borrower and Bank).

     "Subsidiary" is for any Person, or any other business entity of which more than 50% of the voting stock or other equity interests is owned or controlled, directly or indirectly, by the Person or one or more Affiliates of the Person.

     "Tangible Net Worth" is, on any date, the consolidated total assets of Borrower and its Subsidiaries minus, (i) any amounts attributable to (a)
                              -----
goodwill, (b) intangible items such as unamortized debt discount and expense, Patents, trade and service marks and names, Copyrights and research and development expenses except prepaid expenses, and (c) reserves not already deducted from assets, and (ii) Total Liabilities plus Subordinated Debt.
                      ---

     "Total Liabilities" is on any day, obligations that should, under GAAP, be classified as liabilities on Borrower's consolidated balance sheet, including all Indebtedness, and current portion Subordinated Debt allowed to be paid, but excluding all other Subordinated Debt.

BORROWER:

INVENTA CORPORATION

By:  /s/ [ILLEGIBLE]^^
     -------------------------------
Title:  President
       -----------------------------

BANK:

SILICON VALLEY BANK

By:_________________________________

Title:______________________________

                                   EXHIBIT A
                                   ---------

     The Collateral consists of all of Borrower's right, title and interest in and to the following:

     All goods and equipment now owned or hereafter acquired, including, without limitation, all machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

     All inventory, now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Borrower's custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above;

     All contract rights and general intangibles now owned or hereafter acquired, including, without limitation, goodwill, trademarks, servicemarks, trade styles, trade names, patents, patent applications, leases, license agreements, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, computer programs, computer discs, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payments of insurance and rights to payment of any kind;

     All now existing and hereafter arising accounts, contract rights, royalties, license rights and all other forms of obligations owing to Borrower arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Borrower, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower;

     All documents, cash, deposit accounts, securities, securities entitlements, securities accounts, investment property, financial assets, letters of credit, certificates of deposit, instruments and chattel paper now owned or hereafter acquired and Borrower's Books relating to the foregoing;

     All copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, now owned or hereafter acquired; all trade secret rights, including all rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired; all mask work or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired; all claims for damages by way of any past, present and future infringement of any of the foregoing; and

All Borrower's Books relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof.

                                   EXHIBIT B
                                   ---------

                  LOAN PAYMENT/ADVANCE TELEPHONE REQUEST FORM

             DEADLINE FOR SAME DAY PROCESSING IS 3:00 P.M., P.S.T.

TO: CENTRAL CLIENT SERVICE DIVISION               DATE:____________________

FAX#: (408) 496-2426                              TIME:____________________

--------------------------------------------------------------------------------
FROM: INVENTA CORPORATION
     ---------------------------------------------------------------------------
                            CLIENT NAME (BORROWER)

REQUESTED BY:___________________________________________________________________
                           AUTHORIZED SIGNER'S NAME

AUTHORIZED SIGNATURE:___________________________________________________________

PHONE NUMBER:___________________________________________________________________

FROM ACCOUNT #____________________   TO ACCOUNT # ______________________________


REQUESTED TRANSACTION TYPE              REQUESTED DOLLAR AMOUNT
--------------------------              -----------------------

PRINCIPAL INCREASE (ADVANCE)            $_______________________________________
PRINCIPAL PAYMENT (ONLY)                $_______________________________________
INTEREST PAYMENT (ONLY)                 $_______________________________________
PRINCIPAL AND INTEREST (PAYMENT)        $_______________________________________


OTHER INSTRUCTIONS:_____________________________________________________________

________________________________________________________________________________

All Borrower's representations and warranties in the Amended and Restated Loan and Security Agreement are true, correct and complete in all material respects on the date of the telephone request for and Advance confirmed by this Borrowing Certificate; but those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of that date.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 BANK USE ONLY

TELEPHONE REQUEST:
-----------------

The following person is authorized to request the loan payment transfer/loan advance on the advance designated account and is known to me.


___________________________________            _________________________________
         Authorized Requester                                 Phone #


___________________________________            _________________________________
         Received By (Bank)                                   Phone #


                      ___________________________________
                          Authorized Signature (Bank)
--------------------------------------------------------------------------------

                                   EXHIBIT C
                           BORROWING BASE CERTIFICATE

--------------------------------------------------------------------------------

Borrower: INVENTA CORPORATION                  Lender:  Silicon Valley Bank
                                                        3003 Tasman Drive
                                                        Santa Clara, CA 95054

Commitment Amount: $1,200,000

--------------------------------------------------------------------------------

ACCOUNTS RECEIVABLE
1.   Accounts Receivable Book Value as of                                                 $ ________________
2.   Additions (please explain on reverse)                                                $ ________________
3.   TOTAL ACCOUNTS RECEIVABLE                                                            $ ________________

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
4.   Amounts over 90 days due                                   $ ________________
5.   Balance of 50% over 90 day accounts                        $ ________________
6.   Credit balances                                            $ ________________
7.   Concentration Limits                                       $ ________________
8.   Foreign Accounts                                           $ ________________
9.   Governmental Accounts                                      $ ________________
10.  Contra Accounts                                            $ ________________
11.  Promotion or Demo Accounts                                 $ ________________
12.  Intercompany/Employee Accounts                             $ ________________
13.  Other (please explain on reverse)                          $ ________________
14.  TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS                                                 $ ________________
15.  Eligible Accounts (#3 minus #14)                                                     $ ________________
16.  LOAN VALUE OF ACCOUNTS (80% of #15, subject to satisfactory Accounts audit)          $ ________________

BALANCES
17.  Maximum Loan Amount                                        $ ________________
18.  Total Funds Available [Lesser of #17 or #16]                                         $ ________________
19.  Present balance owing on Line of Credit                    $ ________________
20.  Outstanding under Sublimits (LC)                           $ ________________
21.  RESERVE POSITION (#18 minus #19 and #20)                                             $ ________________

The undersigned represents and warrants that this is true, complete and correct, and that the information in this Borrowing Base Certificate complies with the representations and warranties in the Amended and Restated Loan and Security Agreement between the undersigned and Silicon Valley Bank.

COMMENTS:                                                ---------------------

                                                             BANK USE ONLY
INVENTA CORPORATION
                                                         Rec'd By:____________
                                                                  Auth. Singer
By: ____________________________
       Authorized Signer                                 Date: _______________

                                                         Verified:____________
                                                                  Auth. Singer

                                                         Date:________________
                                                         _____________________
                                                         ---------------------

                                   EXHIBIT D
                            COMPLIANCE CERTIFICATE

TO:    SILICON VALLEY BANK
       3003 Tasman Drive
       Santa Clara, CA 95054

FROM:  INVENTA CORPORATION

     The undersigned authorized officer of INVENTA CORPORATION ("Borrower") certifies that under the terms and conditions of the Amended and Restated Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending ______________ with all required covenants except as noted below and (ii) all representations and warranties in the Agreement are true and correct in all material respects on this date. Attached are the required documents supporting the certification. The Officer certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.

          Please indicate compliance status by circling Yes/No under "Complies" column.

     Reporting Covenant                  Required                  Complies
     ------------------                  --------                  --------
     Monthly financial statements + CC   Monthly within 30 days    Yes   No
     Annual (Audited)                    FYE within 90 days        Yes   No
     A/R & AP Agings                     Monthly within 20 days    Yes   No
     Borrowing Base Certificate          Monthly within 20 days    Yes   No

     Financial Covenant                  Required      Actual      Complies
     ------------------                  --------      ------      --------
     Maintain on a Monthly Basis:
      Minimum Quick Ratio                1.75:1.00     _____:1.00  Yes   No
      Maximum Debt/Tangible Net Worth    1.25:1.00     _____:1.00  Yes   No
      Minimum Liquidity *                2x outstanding Equipment  Advances
      Minimum Debt Service Coverage *    2.00:1.00     _____:1.00  Yes   No
                                         Quarterly     $           Yes   No
     Profitability:
              Losses not to exceed:      $600,000 for the quarter
                                         ended 6/30/98             Yes   No
                                         $350,000 for the quarter
                                         ending 9/30/98

* Upon Borrower's achievement of 6 consecutive months of Debt Service Coverage of at least 2.00 to 1.00, the minimum Liquidity covenant shall be replaced with a Debt Service Coverage ratio of at least 2.00 to 1.00. Debt Service Coverage shall be defined as, net income plus depreciation and amortization divided by interest expense for the previous 3 month period and the scheduled principal payments due on Borrower's debt for the next 3 month period, all on a rolling 3 month basis.

Comments Regarding Exceptions: See Attached.   ------------------------------

Sincerely,                                               BANK USE ONLY

INVENTA CORPORATION                            Received By:_________________
                                                           AUTHORIZED SIGNER
________________________________
SIGNATURE                                      Date:________________________

________________________________               Verified:____________________
TITLE                                                      AUTHORIZED SIGNER

________________________________               Date:________________________
DATE
                                               Compliance Status:    Yes  No
                                               ------------------------------

                              SILICON VALLEY BANK

                      PRO FORMA INVOICE FOR LOAN CHARGES

BORROWER:           INVENTA CORPORATION

LOAN OFFICER:       Tim Walsh

DATE:               August 19, 1998

                    Revolving Loan Fee          $3,600.00

                    Documentation Fee              350.00

                    TOTAL FEE DUE               $3,950.00
                                                =========


Please indicate the method of payment:

     ( ) A check for the total amount is attached.

     ( ) Debit DDA # ______________ for the total amount.

     ( ) Loan proceeds

Borrower:

By: /s/ [ILLEGIBLE]^^
-----------------------------------
   (Authorized Signer)


___________________________________
Silicon Valley Bank          (Date)
Account Officer's Signature

                        CORPORATE BORROWING RESOLUTION

Borrower:  INVENTA CORPORATION          Bank:  Silicon Valley Bank
           2620 Augustine Drive                3003 Tasman Drive
           Santa Clara, CA 95054               Santa Clara, CA 95054-1191

I, the undersigned Secretary or Assistant Secretary of INVENTA CORPORATION ("Borrower"), HEREBY CERTIFY that Borrower is a corporation duly organized and existing under and by virtue of the laws of the State of California.

I FURTHER CERTIFY that at a meeting of the Directors of Borrower (or by other duly authorized corporate action in lieu of a meeting), duly called and held, at which a quorum was present and voting, the following resolutions were adopted.

BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of Borrower, whose actual signatures are shown below:

          NAMES                 POSITIONS                  ACTUAL SIGNATURES
          -----                 ---------                  -----------------

     /s/ [ILLEGIBLE]^^       PRESIDENT
------------------------   -----------------------    __________________________

     /s/ [ILLEGIBLE]^^       CONTROLLER               /s/ [ILLEGIBLE]^^
------------------------   ------------------------   --------------------------


acting for and on behalf of Borrower and as its act and deed be, and they hereby are, authorized and empowered:

     Borrow Money. To borrow from time to time from Silicon Valley Bank ("Bank"), on such terms as may be agreed upon between the officers of Borrower and Bank, such sum or sums of money as in their judgment should be borrowed.

     Execute Loan Documents. To execute and deliver to Bank the loan documents of Borrower, on Bank's forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any indebtedness of Borrower to Bank, and also to execute and deliver to Bank one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the loan documents, or any portion of the loan documents.

     Grant Security. To grant a security interest to Bank in any of Borrower's assets, which security interest shall secure all of Borrower's obligations to Bank

     Negotiate Items. To draw, endorse, and discount with Bank all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to Borrower or in which Borrower may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of Borrower with Bank, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

     Letters of Credit. To execute letter of credit applications and other related documents pertaining to Bank's issuance of letters of credit.

     Foreign Exchange Contracts. To execute and deliver foreign contracts, either spot or forward, from time to time, in such amount as, in the judgment of the officer or officers herein authorized.

     Issue Warrants. To issue warrants to purchase Borrower's capital stock, for such class, series and number, and on such terms, as an officer of Borrower shall deem appropriate.

     Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and performs such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements, including agreements waiving the right to a trial by jury, as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these Resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Bank may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of Borrower's agreements or commitments in effect at the time notice is given.

I FURTHER CERTIFY that the persons named above are principal officers of the Borrower and occupy the positions set opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Borrower; and that they are in full force and effect and have not been modified or revoked in any manner whatsoever.

IN WITNESS WHEREOF, I have hereunto set my hand on August 19, 1998 and attest that the signatures set opposite the names listed above are their genuine signatures.

CERTIFIED AND ATTESTED BY:

X /s/ [ILLEGIBLE]^^
 ---------------------------------------
 Secretary or Assistant Secretary

X /s/ [ILLEGIBLE]^^
 ---------------------------------------


*NOTE: In case the Secretary or other certifying officer is designated by the foregoing resolutions as one of the signing officers, this resolution should also be signed by a second Officer or Director of Borrower.

   THIS STATEMENT is presented for filing pursuant to the California Uniform
                                Commercial Code

------------------------------------------------------------------------------------------------------------------------------------
1.  FILE NO. OF ORIG. FINANCING   1A. DATE OF FILING OF ORIG. FINANCING   1B. DATE OF ORIG. FINANCING  1C. PLACE OF FILING ORIG.
    STATEMENT                          STATEMENT                               STATEMENT                    FINANCING STATEMENT
     92054928                                    3/18/92                                                       CALIFORNIA
-----------------------------------------------------------------------------------------------------------------------------------
2.  DEBTOR (LAST NAME FIRST)                                                                           2A. SOCIAL SECURITY NO.,
     INVENTA CORPORATION                                                                                    FEDERAL TAX NO.
------------------------------------------------------------------------------------------------------------------------------------
2B. MAILING ADDRESS                                                       2C. CITY, STATE                              2D. ZIP CODE
    2620 Augustine Drive, Suite 225                                           Santa Clara, CA                               95054
------------------------------------------------------------------------------------------------------------------------------------
3.  ADDITIONAL DEBTOR (IF ANY) (LAST NAME FIRST)                                                       3A. SOCIAL SECURITY OR
                                                                                                           FEDERAL TAX NO.
------------------------------------------------------------------------------------------------------------------------------------
3B. MAILING ADDRESS                                                       3C. CITY, STATE                              3D. ZIP CODE

------------------------------------------------------------------------------------------------------------------------------------
4.  SECURED PARTY                                                                              4A. SOCIAL SECURITY NO., FEDERAL TAX
                                                                                                    NO. BANK TRANSIT AND A.B.A. NO.
     NAME   SILICON VALLEY BANK
     MAILING ADDRESS   3003 Tasman Drive
     CITY   Santa Clara                               STATE   CA          ZIP CODE  95054
------------------------------------------------------------------------------------------------------------------------------------
5.  ASSIGNEE OF SECURED PARTY (IF ANY)                                                         5A. SOCIAL SECURITY NO., FEDERAL TAX
                                                                                                   NO. BANK TRANSIT AND A.B.A. NO.
     NAME
     MAILING ADDRESS
     CITY                                             STATE               ZIP CODE
------------------------------------------------------------------------------------------------------------------------------------
6.  A [_]  CONTINUATION - The original Financing Statement between the foregoing Debtor and Secured Party bearing the file number and date shown above is continued. If collateral is crops or timber, check here [_] and insert description of real property on which growing or to be grown in Item 7 below
      ------------------------------------------------------------------------------------------------------------------------------
    B [_]  RELEASE- From the collateral described in the Financing Statement bearing the file number shown above, the Secured Party releases the collateral described in item 7 below.
      ------------------------------------------------------------------------------------------------------------------------------
    C [_]  ASSIGNMENT- The Secured Party certifies that the Secured Party has assigned to the Assignee above named, the Secured
           Party's rights under the Financing Statement bearing the file number shown above in the collateral described in item 7 below.
      ------------------------------------------------------------------------------------------------------------------------------
    D [_]  TERMINATION- The Secured Party certifies that the Secured Party no longer claims a security interest under Financing
           Statement bearing the file number shown above.
      ------------------------------------------------------------------------------------------------------------------------------
    E [X]  AMENDMENT- The Financing Statement bearing the file number shown above is amended as set forth in item 7 below.
           (Signature of Debtor required on all amendments.)
      ------------------------------------------------------------------------------------------------------------------------------
    F [_]  OTHER
------------------------------------------------------------------------------------------------------------------------------------
7.  Amend Collateral to include Exhibit "A" attached hereto




------------------------------------------------------------------------------------------------------------------------------------
                                   trans 3371                                              C    9. This Space Use of Filing Officer
INVENTA CORPORATION                            (Date)_______ 19___                         O             (Date, Time, Filing Office)
                                                                                           D
                                                                                           E
                                                                                         ------
-----------------------------------------------------------------------------------------  1
By:    /s/ [ILLEGIBLE]^^                                            President
     ------------------------------------------------------------------------------------  2
         SIGNATURE(S) OF DEBTOR(S)                 111/tmw           (TITLE)
                                                                                           3
SILICON VALLEY BANK
                                                                                           4
-----------------------------------------------------------------------------------------
                                                                                           5
By: _____________________________________________________________________________________
                                                                                           6
-----------------------------------------------------------------------------------------
                   SIGNATURE(S) OF SECURED PARTY(IES)                 (TITLE)              7
-----------------------------------------------------------------------------------------
                              Return Copy to                                               8
NAME              Data File Services, Inc.
ADDRESS           P.O. Box 275                                                             9
CITY AND          Van Nuys
STATE             CA
                  91408-2750

(1) FLING OFFICER COPY

                                   EXHIBIT A
                                   ---------

     The Collateral consists of all of Borrower's right, title and interest in and to the following:

     All goods and equipment now owned or hereafter acquired, including, without limitation, all machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

     All inventory, now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Borrower's custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above;

     All contract rights and general intangibles now owned or hereafter acquired, including, without limitation, goodwill, trademarks, servicemarks, trade styles, trade names, patents, patent applications, leases, license agreements, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, computer programs, computer discs, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payments of insurance and rights to payment of any kind;

     All now existing and hereafter arising accounts, contract rights, royalties, license rights and all other forms of obligations owing to Borrower arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Borrower, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower;

     All documents, cash, deposit accounts, securities, securities entitlements, securities accounts, investment property, financial assets, letters of credit, certificates of deposit, instruments and chattel paper now owned or hereafter acquired and Borrower's Books relating to the foregoing;

     All copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, now owned or hereafter acquired; all trade secret rights, including all rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired; all mask work or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired; all claims for damages by way of any past, present and future infringement of any of the foregoing; and

     All Borrower's Books relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof.

                    THIS STATEMENT is presented for filing pursuant to the California Uniform  Commercial Code

---------------------------------------------------------------------------------------------------------------------------------
1.  FILE NO. OF ORIG. FINANCING STATEMENT      1A. DATE OF FILING OF           1B. DATE OF ORIG.         1C. PLACE OF FILING
                                                   ORIG. FINANCING                 FINANCING                 ORIG. FINANCING
                                                   STATEMENT                       STATEMENT                 STATEMENT

    92054928                                          3/18/92                                                CALIFORNIA
---------------------------------------------------------------------------------------------------------------------------------
2.  DEBTOR (LAST NAME FIRST)                                                                             2A. SOCIAL SECURITY
    INVENTA CORPORATION                                                                                      NO., FEDERAL TAX NO.

---------------------------------------------------------------------------------------------------------------------------------
2B. MAILING ADDRESS                                        2C. CITY, STATE                               2D. ZIP CODE
    2620 Augustine Drive, Suite 225                            Santa Clara, CA                               95054
---------------------------------------------------------------------------------------------------------------------------------
3.  ADDITIONAL DEBTOR (IF ANY) (LAST NAME FIRST)                                                         3A. SOCIAL SECURITY OR
                                                                                                             FEDERAL TAX NO.
---------------------------------------------------------------------------------------------------------------------------------
3B. MAILING ADDRESS                                        3C. CITY, STATE                               3D. ZIP CODE

---------------------------------------------------------------------------------------------------------------------------------
4.  SECURED PARTY                                                                                        4A. SOCIAL SECURITY
                                                                                                             NO., FEDERAL TAX NO.
                                                                                                             BANK TRANSIT AND
                                                                                                             A.B.A. NO.
       NAME   SILICON VALLEY BANK

       MAILING ADDRESS  3003 Tasman Drive

       CITY    Santa Clara                                 STATE  CA                 ZIP CODE  95054
---------------------------------------------------------------------------------------------------------------------------------
5.  ASSIGNEE OF SECURED PARTY (IF ANY)                                                                   5A. SOCIAL SECURITY
                                                                                                             NO., FEDERAL TAX NO.
                                                                                                             BANK TRANSIT AND
                                                                                                             A.B.A. NO.
      NAME

      MAILING ADDRESS

      CITY                                                 STATE                     ZIP CODE
---------------------------------------------------------------------------------------------------------------------------------
6.  A [_] CONTINUATION - The original Financing Statement between the foregoing Debtor and Secured Party bearing the file number
          and date shown above is continued. If collateral is crops or timber, check here    [_] and insert description of real
          property on which growing or to be grown in Item 7 below
      ---------------------------------------------------------------------------------------------------------------------------
    B [_] RELEASE- From the collateral described in the Financing Statement bearing the file number shown above, the Secured
          Party releases the collateral described in item 7 below.
      ---------------------------------------------------------------------------------------------------------------------------
    C [_] Assignment- The Secured Party certifies that the Secured Party has assigned to the Assignee above named, the Secured
          Party's rights under the Financing Statement bearing the file number shown above in the collateral described in item 7 below.
      ---------------------------------------------------------------------------------------------------------------------------
    D [_] TERMINATION- The Secured Party certifies that the Secured Party no longer claims a security interest under Financing
          Statement bearing the file number shown above.
      ---------------------------------------------------------------------------------------------------------------------------
    E [X] AMENDMENT- The Financing Statement bearing the file number shown above is amended as set forth in item 7 below.
          (Signature of Debtor required on all amendments.)
      ---------------------------------------------------------------------------------------------------------------------------
    F [_] OTHER
      ---------------------------------------------------------------------------------------------------------------------------
7.  Amend Collateral to include Exhibit "A" attached hereto




---------------------------------------------------------------------------------------------------------------------------------
                                  trans 3371                                              C    9. This Space Use of Filing Officer
INVENTA CORPORATION                          (Date) _____________________ 19  __________  O          (Date, Time, Filing Office)
                                                                                          D
                                                                                          E
                                                                                        -----
---------------------------------------------------------------------------------------
                                                                                          1

                                                                                          2
By: ___________________________________________________________________________________
             SIGNATURE(S) OF DEBTOR(S)         1111/tmw           (TITLE)
SILICON VALLEY BANK                                                                       3
---------------------------------------------------------------------------------------
                                                                                          4
By: ___________________________________________________________________________________
             SIGNATURE(S) OF SECURED PARTY(IES)                   (TITLE)
---------------------------------------------------------------------------------------
                                                                                          5
                                  Return copy to

Name       Data File Services, Inc.                                                       6
Address    P.O Box 275
City and   Van Nuys                                                                       7
State      CA
           91408-2750                                                                     8

                                                Uniform Commercial Code - FORM UCC -2     9

(2) FLING OFFICER COPY - ACKNOWLEDGEMENT

                    THIS STATEMENT is presented for filing pursuant to the California Uniform  Commercial Code

---------------------------------------------------------------------------------------------------------------------------------
1.  FILE NO. OF ORIG. FINANCING STATEMENT      1A. DATE OF FILING OF           1B. DATE OF ORIG.         1C. PLACE OF FILING
                                                   ORIG. FINANCING                 FINANCING                 ORIG. FINANCING
                                                   STATEMENT                       STATEMENT                 STATEMENT

    92054928                                           3/18/92                                                CALIFORNIA
---------------------------------------------------------------------------------------------------------------------------------
2.  DEBTOR (LAST NAME FIRST)                                                                             2A. SOCIAL SECURITY
    INVENTA CORPORATION                                                                                      NO., FEDERAL TAX NO.

---------------------------------------------------------------------------------------------------------------------------------
2B. MAILING ADDRESS                                        2C. CITY, STATE                               2D. ZIP CODE
    2620 Augustine Drive, Suite 225                            Santa Clara, CA                               95054
---------------------------------------------------------------------------------------------------------------------------------
3.  ADDITIONAL DEBTOR (IF ANY) (LAST NAME FIRST)                                                         3A. SOCIAL SECURITY OR
                                                                                                             FEDERAL TAX NO.
---------------------------------------------------------------------------------------------------------------------------------
3B. MAILING ADDRESS                                        3C. CITY, STATE                               3D. ZIP CODE

---------------------------------------------------------------------------------------------------------------------------------
4.  SECURED PARTY                                                                                        4A. SOCIAL SECURITY
                                                                                                             NO., FEDERAL TAX NO.
                                                                                                             BANK TRANSIT AND
                                                                                                             A.B.A. NO.
       NAME   SILICON VALLEY BANK

       MAILING ADDRESS  3003 Tasman Drive

       CITY    Santa Clara                                 STATE  CA                 ZIP CODE  95054
---------------------------------------------------------------------------------------------------------------------------------
5.  ASSIGNEE OF SECURED PARTY (IF ANY)                                                                   5A. SOCIAL SECURITY
                                                                                                             NO., FEDERAL TAX NO.
                                                                                                             BANK TRANSIT AND
                                                                                                             A.B.A. NO.
      NAME

      MAILING ADDRESS

      CITY                                                 STATE                     ZIP CODE
---------------------------------------------------------------------------------------------------------------------------------
6.  A [_] CONTINUATION - The original Financing Statement between the foregoing Debtor and Secured Party bearing the file number
          and date shown above is continued. If collateral is crops or timber, check here    [_] and insert description of real
          property on which growing or to be grown in Item 7 below.
      ---------------------------------------------------------------------------------------------------------------------------
    B [_] RELEASE- From the collateral described in the Financing Statement bearing the file number shown above, the Secured
          Party releases the collateral described in item 7 below.
      ---------------------------------------------------------------------------------------------------------------------------
    C [_] Assignment- The Secured Party certifies that the Secured Party has assigned to the Assignee above named, the Secured
          Party's rights under the Financing Statement bearing the file number shown above in the collateral described in item 7 below.
      ---------------------------------------------------------------------------------------------------------------------------
    D [_] TERMINATION- The Secured Party certifies that the Secured Party no longer claims a security interest under Financing
          Statement bearing the file number shown above.
      ---------------------------------------------------------------------------------------------------------------------------
    E [X] AMENDMENT- The Financing Statement bearing the file number shown above is amended as set forth in item 7 below.
          (Signature of Debtor required on all amendments.)
      ---------------------------------------------------------------------------------------------------------------------------
    F [_] OTHER
      ---------------------------------------------------------------------------------------------------------------------------
7.  Amend Collateral to include Exhibit "A" attached hereto




---------------------------------------------------------------------------------------------------------------------------------

                                  trans 3371                                              C    9. This Space Use of Filing Officer
INVENTA CORPORATION                          (Date) _____________________ 19  __________  O          (Date, Time, Filing Office)
                                                                                          D
                                                                                          E
                                                                                        -----
---------------------------------------------------------------------------------------
                                                                                          1

                                                                                          2
By: ___________________________________________________________________________________
             SIGNATURE(S) OF DEBTOR(S)         1111/tmw           (TITLE)
SILICON VALLEY BANK                                                                       3
---------------------------------------------------------------------------------------
                                                                                          4
By: ___________________________________________________________________________________
             SIGNATURE(S) OF SECURED PARTY(IES)                   (TITLE)
---------------------------------------------------------------------------------------
                                                                                          5
                                  Return copy to
Name       Data File Services, Inc.                                                       6
Address    P.O. Box 275
City and   Van Nuys                                                                       7
State      CA
           91408-2750                                                                     8

                                                Uniform Commercial Code - Form UCC-2      9

FILE COPY - DEBTOR

                    THIS STATEMENT is presented for filing pursuant to the California Uniform  Commercial Code

---------------------------------------------------------------------------------------------------------------------------------
1.  FILE NO. OF ORIG. FINANCING STATEMENT      1A. DATE OF FILING OF           1B. DATE OF ORIG.         1C. PLACE OF FILING
                                                   ORIG. FINANCING                 FINANCING                 ORIG. FINANCING
                                                   STATEMENT                       STATEMENT                 STATEMENT

    92054928                                          3/18/92                                                CALIFORNIA
---------------------------------------------------------------------------------------------------------------------------------
2.  DEBTOR (LAST NAME FIRST)                                                                             2A. SOCIAL SECURITY
    INVENTA CORPORATION                                                                                      NO., FEDERAL TAX NO.

---------------------------------------------------------------------------------------------------------------------------------
2B. MAILING ADDRESS                                        2C. CITY, STATE                               2D. ZIP CODE
    2620 Augustine Drive, Suite 225                            Santa Clara, CA                               95054
---------------------------------------------------------------------------------------------------------------------------------
3.  ADDITIONAL DEBTOR (IF ANY) (LAST NAME FIRST)                                                         3A. SOCIAL SECURITY OR
                                                                                                             FEDERAL TAX NO.
---------------------------------------------------------------------------------------------------------------------------------
3B. MAILING ADDRESS                                        3C. CITY, STATE                               3D. ZIP CODE

---------------------------------------------------------------------------------------------------------------------------------
4.  SECURED PARTY                                                                                        4A. SOCIAL SECURITY
                                                                                                             NO., FEDERAL TAX NO.
                                                                                                             BANK TRANSIT AND
                                                                                                             A.B.A. NO.
       NAME   SILICON VALLEY BANK

       MAILING ADDRESS  3003 Tasman Drive

       CITY    Santa Clara                                 STATE  CA                 ZIP CODE  95054
---------------------------------------------------------------------------------------------------------------------------------
5.  ASSIGNEE OF SECURED PARTY (IF ANY)                                                                   5A. SOCIAL SECURITY
                                                                                                             NO., FEDERAL TAX NO.
                                                                                                             BANK TRANSIT AND
                                                                                                             A.B.A. NO.
      NAME

      MAILING ADDRESS

      CITY                                                 STATE                     ZIP CODE
---------------------------------------------------------------------------------------------------------------------------------
6.  A [_] CONTINUATION - The original Financing Statement between the foregoing Debtor and Secured Party bearing the file number
          and date shown above is continued. If collateral is crops or timber, check here    [_] and insert description of real
          property on which growing or to be grown in Item 7 below
      ---------------------------------------------------------------------------------------------------------------------------
    B [_] RELEASE- From the collateral described in the Financing Statement bearing the file number shown above, the Secured
          Party releases the collateral described in item 7 below.
      ---------------------------------------------------------------------------------------------------------------------------
    C [_] Assignment- The Secured Party certifies that the Secured Party has assigned to the Assignee above named, the Secured
          Party's rights under the Financing Statement bearing the file number shown above in the collateral described in item 7 below.
      ---------------------------------------------------------------------------------------------------------------------------
    D [_] TERMINATION- The Secured Party certifies that the Secured Party no longer claims a security interest under Financing
          Statement bearing the file number shown above.
      ---------------------------------------------------------------------------------------------------------------------------
    E [X] AMENDMENT- The Financing Statement bearing the file number shown above is amended as set forth in item 7 below.
          (Signature of Debtor required on all amendments.)
      ---------------------------------------------------------------------------------------------------------------------------
    F [_] OTHER
      ---------------------------------------------------------------------------------------------------------------------------
7.  Amend Collateral to include Exhibit "A" attached hereto




---------------------------------------------------------------------------------------------------------------------------------
                                  trans 3371                                              C    9. This Space Use of Filing Officer
INVENTA CORPORATION                          (Date) _____________________ 19  __________  O          (Date, Time, Filing Office)
                                                                                          D
                                                                                          E
                                                                                        -----
---------------------------------------------------------------------------------------
                                                                                          1

                                                                                          2
By: ___________________________________________________________________________________
             SIGNATURE(S) OF DEBTOR(S)         1111/tmw           (TITLE)
SILICON VALLEY BANK                                                                       3
---------------------------------------------------------------------------------------
                                                                                          4
By: ___________________________________________________________________________________
             SIGNATURE(S) OF SECURED PARTY(IES)                   (TITLE)
---------------------------------------------------------------------------------------
                                                                                          5
                                  Return copy to
Name       Data File Services, Inc.                                                       6
Address    P.O Box 275
City and   Van Nuys                                                                       7
State      CA
           91408-2750                                                                     8

                                                Uniform Commercial Code - FORM UCC -2     9
(2) FLING OFFICER COPY - SECURED PARTY

                                   EXHIBIT A
                                   ---------

     The Collateral consists of all of Borrower's right, title and interest in and to the following:

     All goods and equipment now owned or hereafter acquired, including, without limitation, all machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

     All inventory, now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Borrower's custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above;

     All contract rights and general intangibles now owned or hereafter acquired, including, without limitation, goodwill, trademarks, servicemarks, trade styles, trade names, patents, patent applications, leases, license agreements, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, computer programs, computer discs, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payments of insurance and rights to payment of any kind;

     All now existing and hereafter arising accounts, contract rights, royalties, license rights and all other forms of obligations owing to Borrower arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Borrower, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower;

     All documents, cash, deposit accounts, securities, securities entitlements, securities accounts, investment property, financial assets, letters of credit, certificates of deposit, instruments and chattel paper now owned or hereafter acquired and Borrower's Books relating to the foregoing;

     All copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, now owned or hereafter acquired; all trade secret rights, including all rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired; all mask work or similar rights available for the Protection of semiconductor chips, now owned or hereafter acquired all claims for damages by way of any past, present and future infringement of any of the foregoing and

All Borrower's Books relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof.

                         COMMERCIAL SECURITY AGREEMENT
================================================================================

Borrower:  INVENTA CORPORATION               Lender:  Silicon Valley Bank
           2620 Augustine Drive, Suite 225            Santa Clara Technology
           Santa Clara, CA 95054                      3000 Lakeside Drive
                                                      Santa Clara, CA 95054
================================================================================

THIS COMMERCIAL SECURITY AGREEMENT is entered into between INVENTA CORPORATION (referred to below as "Grantor"); and Silicon Valley Bank (referred to below as "Lender"). For valuable consideration, Grantor grants to Lender a security interest in the Collateral to secure the Indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

  Agreement. The word "Agreement" means this Commercial Security Agreement, as this Commercial Security Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Commercial Security Agreement from time to time.

  Collateral. The word "Collateral" means the following described property of Grantor, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

     Inventory, Chattel Paper, Accounts, Deposit Accounts, Contract Rights, Equipment, General Intangibles, Fixtures, Documents and Instruments

  In addition, the word "Collateral" includes all the following, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

     (a) All attachments, accessions, accessories, tools, parts, supplies, increases, and additions to and all replacements of and substitutions for any property described above.

     (b) All products and produce of any of the property described in this Collateral section.

     (c) All accounts, contract rights, general intangibles, instruments, rents, monies, payments, and all other rights, arising out of a sale, lease, or other disposition of any of the property described in this Collateral section.

     (d) All proceeds (including insurance proceeds) from the sale, destruction, loss, or other disposition of any of the property described in this Collateral section.

     (e) All records and data relating to any of the property described in this Collateral section, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of Grantor's right, title, and interest in and to all computer software required to utilize, create, maintain, and process any such records or data on electronic media.

  Event of Default. The words "Event of Default" mean and include without limitation any of the Events of Default set forth below in the section titled "Events of Default."

  Grantor. The word "Grantor" means INVENTA CORPORATION, its successors and assigns.

  Guarantor. The word "Guarantor" means and includes without limitation each and all of the guarantors, sureties, and accommodation parties in connection with the Indebtedness.

  Indebtedness. The word "Indebtedness" means the indebtedness evidenced by the Note, including all principal and interest, together with all other indebtedness and costs and expenses for which Grantor is responsible under this Agreement or under any of the Related Documents.

  Lender. The word "Lender" means Silicon Valley Bank, its successors and assigns.

  Note. The word "Note" means the notes, credit agreements or letters of credit in any principal amount from Borrower to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for the notes, credit agreements, or letters of credit.

  Related Documents. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

OBLIGATIONS OF GRANTOR. Grantor warrants and covenants to Lender as follows:

  Perfection of Security Interest. Grantor agrees to execute such financing statements and to take whatever other actions are requested by Lender to perfect and continue Lender's security interest in the Collateral. Upon request of Lender, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Grantor will note Lender's interest upon any and all chattel paper if not delivered to Lender for possession by Lender. Grantor hereby appoints Lender as its irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue the security interest granted in this Agreement. Lender may at any time, and without further authorization from Grantor, file a carbon, photographic or other reproduction of any financing statement or of this Agreement for use as a financing statement. Grantor will reimburse Lender for all expenses for the perfection and the continuation of the perfection of Lender's security interest in the Collateral. Grantor promptly will notify Lender before any change in Grantor's name including any change to the assumed business names of Grantor. This is a continuing Security Agreement and will continue in effect even though all or any part of the Indebtedness is paid in full and even though for a period of time Grantor may not be indebted to Lender.

  No Violation. The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party, and its certificate or articles of incorporation and bylaws do not prohibit any term or condition of this Agreement.

  Enforceability of Collateral. To the extent the Collateral consists of accounts, contract fights, chattel paper, or general intangibles, the Collateral is enforceable in accordance with its terms, is genuine, and complies with applicable laws concerning form, content and manner of preparation and execution, and all persons appearing to be obligated on the Collateral have authority and capacity to contract and are in fact obligated as they appear to be on the Collateral.

  Location of the Collateral. Grantor, upon request of Lender, will deliver to Lender in form satisfactory to Lender a schedule of real properties and Collateral locations relating to Grantor's operations, including without limitation the following: (a) all real property owned or being purchased

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                         COMMERCIAL SECURITY AGREEMENT
                                  (Continued)
================================================================================

by Grantor; (b) all real property being rented or leased by Grantor; (c) all storage facilities owned, rented, leased, or being used by Grantor; and (d) all other properties where Collateral is or may be located. Except in the ordinary course of its business, Grantor shall not remove the Collateral from its existing locations without the prior written consent of Lender.

Removal of Collateral. Grantor shall keep the Collateral (or to the extent the Collateral consists of intangible property such as accounts, the records concerning the Collateral) at Grantor's address shown above, or at such other locations as are acceptable to Lender. Except in the ordinary course of its business, including the sales of inventory, Grantor shall not remove the Collateral from its existing locations without the prior written consent of Lender. To the extent that the Collateral consists of vehicles, or other titled property, Grantor shall not take or permit any action which would require application for certificates of title for the vehicles outside the State of California, without the prior written consent of Lender.

Transactions Involving Collateral. Except for inventory sold or accounts collected in the ordinary course of Grantor's business, Grantor shall not sell, offer to sell, or otherwise transfer or dispose of the Collateral. While Grantor is not in default under this Agreement, Grantor may sell inventory, but only in the ordinary course of its business and only to buyers who qualify as a buyer in the ordinary course of business. A sale in the ordinary course of Grantor's business does not include a transfer in partial or total satisfaction of a debt or any bulk sale. Grantor shall not pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any lien, security interest, encumbrance, or charge, other than the security interest provided for in this Agreement, without the prior written consent of Lender. This includes security interests even if junior in right to the security interests granted under this Agreement. Unless waived by Lender, all proceeds from any disposition of the Collateral (for whatever reason) shall be held in trust for Lender and shall not be commingled with any other funds; provided however, this requirement shall not constitute consent by Lender to any sale or other disposition. Upon receipt, Grantor shall immediately deliver any such proceeds to Lender.

Title. Grantor represents and warrants to Lender that it holds good and marketable title to the Collateral, free and clear of all liens and encumbrances except for the lien of this Agreement. No financing statement covering any of the Collateral is on file in any public office other than those which reflect the security interest created by this Agreement or to which Lender has specifically consented. Grantor shall defend Lender's rights in the Collateral against the claims and demands of all other persons.

Collateral Schedules and Locations. Insofar as the Collateral consists of inventory, Grantor shall deliver to Lender, as often as Lender shall require, such lists, descriptions, and designations of such Collateral as Lender may require to identify the nature, extent, and location of such Collateral. Such information shall be submitted for Grantor and each of its subsidiaries or related companies.

Maintenance and Inspection of Collateral. Grantor shall maintain all tangible Collateral in good condition and repair. Grantor will not commit or permit damage to or destruction of the Collateral or any part of the Collateral. Lender and its designated representatives and agents shall have the right at all reasonable times to examine, inspect, and audit the Collateral wherever located. Grantor shall immediately notify Lender of all cases involving the return, rejection, repossession, loss or damage of or to any Collateral; of any request for credit or adjustment or of any other dispute arising with respect to the Collateral; and generally of all happenings and events affecting the Collateral or the value or the amount of the Collateral.

Taxes, Assessments and Liens. Grantor will pay when due all taxes, assessments and liens upon the Collateral, its use or operation, upon this Agreement, upon any promissory note or notes evidencing the Indebtedness, or upon any of the other Related Documents. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender's interest in the Collateral is not jeopardized in Lender's sole opinion. If the Collateral is subjected to a lien which is not discharged within fifteen (15) days, Grantor shall deposit with Lender cash, a sufficient corporate surety bond or other security satisfactory to Lender in an amount adequate to provide for the discharge of the lien plus any interest, costs, attorneys' fees or other charges that could accrue as a result of foreclosure or sale of the Collateral. In any contest Grantor shall defend itself and Lender and shall satisfy any final adverse judgment before enforcement against the Collateral. Grantor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings.

Compliance With Governmental Requirements. Grantor shall comply promptly with all laws, ordinances, rules and regulations of all governmental authorities, now or hereafter in effect, applicable to the ownership, production, disposition, or use of the Collateral. Grantor may contest in good faith any such law, ordinance or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Lender's interest in the Collateral, in Lender's opinion, is not jeopardized.

Hazardous Substances. Grantor represents and warrants that the Collateral never has been, and never will be so long as this Agreement remains a lien on the Collateral, used for the generation, manufacture, storage, transportation, treatment, disposal, release or threatened release of any hazardous waste or substance, as those terms are defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 49 U.S.C. Section 6901, et seq., Chapters 6.5 through 7.7 of Division 20 of the California Health and Safety Code, Section 25100, et seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing. The terms "hazardous waste" and "hazardous substance" shall also include, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos. The representations and warranties contained herein are based on Grantor's due diligence in investigating the Collateral for hazardous wastes and substances. Grantor hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any such laws, and (b) agrees to indemnify and hold harmless Lender against any and all claims and losses resulting from a breach of this provision of this Agreement. This obligation to indemnify shall survive the payment of the Indebtedness and the satisfaction of this Agreement.

Maintenance of Casualty Insurance. Grantor shall procure and maintain all risks insurance, including without limitation fire, theft and liability coverage together with such other insurance as Lender may require with respect to the Collateral, in form, amounts, coverages and basis reasonably acceptable to Lender and issued by a company or companies reasonably acceptable to Lender. Grantor, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least ten (10) days' prior written notice to Lender and not including any disclaimer of the insurer's liability for failure to give such a notice. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Grantor or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest, Grantor will provide Lender with such loss payable or other endorsements as Lender may require. If Grantor at any time fails to obtain or maintain any insurance as required under this Agreement, Lender may (but shall not be obligated to) obtain such insurance as Lender deems appropriate, including if it so chooses "single interest insurance," which will cover only Lender's interest in the Collateral.

Application of Insurance Proceeds. Grantor shall promptly notify Lender of any loss or damage to the Collateral. Lender may make proof of loss if Grantor fails to do so within fifteen (15) days of the casualty. All proceeds of any insurance on the Collateral, including accrued proceeds thereon, shall be held by Lender as part of the Collateral. If Lender consents to repair or replacement of the damaged or destroyed Collateral, Lender shall, upon satisfactory proof of expenditure, pay or reimburse Grantor from the proceeds for the reasonable cost of repair or restoration. If Lender does not consent to repair or replacement of the Collateral, Lender shall retain a sufficient amount of the proceeds to pay all of the Indebtedness, and shall pay the balance to Grantor. Any proceeds which have not been disbursed within six (6) months after their receipt and

================================================================================

                         COMMERCIAL SECURITY AGREEMENT
                                  (Continued)

================================================================================

  which Grantor has not committed to the repair or restoration of the Collateral shall be used to repay the Indebtedness.

  Insurance Reserves. Lender may require Grantor to maintain with Lender reserves for payment of insurance premiums, which reserves shall be created by monthly payments from Grantor of a sum estimated by Lender to be sufficient to produce, at least fifteen (15) days before the premium due date, amounts at least equal to the insurance premiums to be paid. If fifteen (15) days before payment is due, the reserve funds are Insufficient, Grantor shall upon demand pay any deficiency to Lender. The reserve funds shall be held by Lender as a general deposit and shall constitute a non-interest-bearing account which Lender may satisfy by payment of the insurance premiums required to be paid by Grantor as they become due. Lender does not hold the reserve funds in trust for Grantor, and Lender is not the agent of Grantor for payment of the insurance premiums required to be paid by Grantor. The responsibility for the payment of premiums shall remain Grantor's sole responsibility.

  Insurance Reports. Grantor, upon request of Lender, shall furnish to Lender reports on each existing policy of insurance showing such information as Lender may reasonably request including the following: (a) the name of the insurer; (b) the risks insured; (c) the amount of the policy; (d) the property insured; (e) the then current value on the basis of which insurance has been obtained and the manner of determining that value; and (f) the expiration date of the policy. In addition, Grantor shall upon request by Lender (however not more often than annually) have an independent appraiser satisfactory to Lender determine, as applicable, the cash value or replacement cost of the Collateral.

GRANTOR'S RIGHT TO POSSESSION. Until default, Grantor may have possession of the tangible personal property and beneficial use of all the Collateral and may use it in any lawful manner not inconsistent with this Agreement or the Related Documents, provided that Grantor's right to possession and beneficial use shall not apply to any Collateral where possession of the Collateral by Lender is required by law to perfect Lender's security interest in such Collateral. If Lender at any time has possession of any Collateral, whether before or after an Event of Default, Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if Lender takes such action for that purpose as Grantor shall request or as Lender, in Lender's sole discretion, shall deem appropriate under the circumstances, but failure to honor any request by Grantor shall not of itself be deemed to be a failure to exercise reasonable care. Lender shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties, nor to protect, preserve or maintain any security interest given to secure the Indebtedness.

EXPENDITURES BY LENDER. If not discharged or paid when due, Lender may (but shall not be obligated to) discharge or pay any amounts required to be discharged or paid by Grantor under this Agreement, including without limitation all taxes, liens, security interests, encumbrances, and other claims, at any time levied or placed on the Collateral. Lender also may (but shall not be obligated to) pay all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses shall become a part of the Indebtedness and, at Lender's option, will
(a) be payable on demand, (b) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (i) the term of any applicable insurance policy or (ii) the remaining term of the Note, or (c) be treated as a balloon payment which will be due and payable at the Note's maturity. This Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon the occurrence of an Event of Default.

EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

  Default on Indebtedness. Failure of Grantor to make any payment when due on the Indebtedness.

  Other Defaults. Failure of Grantor to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or in any other agreement between Lender and Grantor.

  Insolvency. The dissolution or termination of Grantor's existence as a going business, the insolvency of Grantor, the appointment of a receiver for any part of Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

  Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against the Collateral or any other collateral securing the Indebtedness. This includes a garnishment of any of Grantor's deposit accounts with Lender.

  Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or such Guarantor dies or becomes incompetent.

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Agreement, at any time thereafter, Lender shall have all the rights of a secured party under the California Uniform Commercial Code. In addition and without limitation, Lender may exercise any one or more of the following rights and remedies:

  Accelerate Indebtedness. Lender may declare the entire Indebtedness, including any prepayment penalty which Grantor would be required to pay, immediately due and payable, without notice.

  Assemble Collateral. Lender may require Grantor to deliver to Lender all or any portion of the Collateral and any and all certificates of title and other documents relating to the Collateral. Lender may require Grantor to assemble the Collateral and make it available to Lender at a place to be designated by Lender. Lender also shall have full power to enter upon the property of Grantor to take possession of and remove the Collateral. If the Collateral contains other goods not covered by this Agreement at the time of repossession, Grantor agrees Lender may take such other goods, provided that Lender makes reasonable efforts to return them to Grantor after repossession.

  Sell the Collateral. Lender shall have full power to sell, lease, transfer, or otherwise deal with the Collateral or proceeds thereof in its own name or that of Grantor. Lender may sell the Collateral at public auction or private sale. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will give Grantor reasonable notice of the time after which any private sale or any other intended disposition of the Collateral is to be made. The requirements of reasonable notice shall be met if such notice is given at least ten (10) days, or such lesser time as required by state law, before the time of the sale or disposition. All expenses relating to the disposition of the Collateral, including without limitation the expenses of retaking, holding, insuring, preparing for sale and selling the Collateral, shall become a part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.

  Appoint Receiver. To the extent permitted by applicable law, Lender shall have the following rights and remedies regarding the appointment of a receiver: (a) Lender may have a receiver appointed as a matter of right, (b) the receiver may be an employee of Lender and may serve without bond, and (c) all fees of the receiver and his or her attorney shall become part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.

  Collect Revenues, Apply Accounts. Lender, either itself or through a receiver, may collect the payments, rents, income, and revenues from the Collateral. Lender may at any time in its discretion transfer any Collateral into its own name or that of its nominee and receive the payments, rents, income, and revenues therefrom and hold the same as security for the Indebtedness or apply it to payment of the Indebtedness in such order of preference as Lender may determine. Insofar as the Collateral consists of accounts, general intangibles, insurance policies, instruments, chattel paper, choses in action, or similar property, Lender may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or realize on the Collateral as Lender may determine, whether or not Indebtedness or Collateral is then due. For these purposes, Lender may, on behalf of and in the name of Grantor, receive, open and dispose of mail addressed to Grantor; change any address to which mail and payments

================================================================================

                         COMMERCIAL SECURITY AGREEMENT
                                  (Continued)

================================================================================

  are to be sent; and endorse notes, checks, drafts, money orders, documents of title, instruments and items pertaining to payment, shipment, or storage of any Collateral. To facilitate collection, Lender may notify account debtors and obligors on any Collateral to make payments directly to Lender.

  Obtain Deficiency. If Lender chooses to sell any or all of the Collateral, Lender may obtain a judgment against Grantor for any deficiency remaining on the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this Agreement. Grantor shall be liable for a deficiency even if the transaction described in this subsection is a sale of accounts or chattel paper.

  Other Rights and Remedies. Lender shall have all the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, as may be amended from time to time. In addition, Lender shall have and may exercise any or all other rights and remedies it may have available at law, in equity, or otherwise.

  Cumulative Remedies. All of Lender's rights and remedies, whether evidenced by this Agreement or the Related Documents or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and to exercise its remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

  Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

  Applicable Law. This Agreement has been delivered to Lender and accepted by Lender in the State of California. If there is a lawsuit, Grantor agrees upon Lender's request to submit to the jurisdiction of the courts of Santa Clara
  County, State of California. (Initial Here  /s/   )  Lender and Grantor hereby
                                             --------
  waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Grantor against the other. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

  Attorneys' Fees; Expenses. Grantor agrees to pay upon demand all of Lender's costs and expenses, including attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may pay someone else to help enforce this Agreement, and Grantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Grantor also shall pay all court costs and such additional fees as may be directed by the court.

  Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

  Multiple Parties; Corporate Authority. All obligations of Grantor under this Agreement shall be joint and several, and all references to Grantor shall mean each and every Grantor. This means that each of the persons signing below is responsible for all obligations in this Agreement.

  Notices. All notices required to be given under this Agreement shall be given in writing and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first class, postage prepaid, addressed to the party, to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement-by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Grantor, notice to any Grantor will constitute notice to all Grantors. For notice purposes, Grantor agrees to keep Lender informed at all times of Grantor's current address(es).

  Power of Attorney. Grantor hereby appoints Lender as its true and lawful attorney-in-fact, irrevocably, with full power of substitution to do the following: (a) to demand, collect, receive, receipt for, sue and recover all sums of money or other property which may now or hereafter become due, owing or payable from the Collateral; (b) to execute, sign and endorse any and all claims, instruments, receipts, checks, drafts or warrants issued in payment for the Collateral; (c) to settle or compromise any and all claims arising under the Collateral, and, in the place and stead of Grantor, to execute and deliver its release and settlement for the claim; and (d) to file any claim or claims or to take any action or institute or take part in any proceedings, either in its own name or in the name of Grantor, or otherwise, which in the discretion of Lender may seem to be necessary or advisable. This power is given as security for the Indebtedness, and the authority hereby conferred is and shall be irrevocable and shall remain in full force and effect until renounced by Lender.

  Preference Payments. Any monies Lender pays because of an asserted preference claim in Borrower's bankruptcy will become a part of the Indebtedness and, at Lender's option, shall be payable by Borrower as provided above in the "EXPENDITURES BY LENDER" paragraph.

  Severability. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

  Successor Interests. Subject to the limitations set forth above on transfer of the Collateral, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns.

  Waiver. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

  Waiver of Co-obligor's Rights. If more than one person is obligated for the Indebtedness, Borrower irrevocably waives, disclaims and relinquishes all claims against such other person which Borrower has or would otherwise have by virtue of payment of the Indebtedness or any part thereof, specifically including but not limited to all rights of indemnity, contribution or exoneration.

ADDITIONAL PROVISION. If any law is passed that requires additional action on the part of Lender, Grantor shall fully cooperate with Lender in complying with the law and accordingly, shall reimburse Lender for all costs and expenses which Lender incurs to comply with the law.

                          LOAN MODIFICATION AGREEMENT

    This Loan Modification Agreement is entered into as of March 3, 1999, by and between Inventa Corporation ("Borrower") and Silicon Valley Bank ("Bank").

1.  DESCRIPTION OF EXISTING INDEBTEDNESS: Among other indebtedness which may be
    ------------------------------------
owing by Borrower to Bank, Borrower is indebted to Bank pursuant to, among other documents, an Amended and Restated Loan and Security Agreement, dated August 19, 1998, as may be amended from time to time, (the "Loan Agreement"). The Loan Agreement provided for, among other things, a Committed Revolving Line in the original principal amount of One Million Two Hundred Thousand Dollars ($1,200,000) and a Committed Equipment Line in the original principal amount of Three Hundred Thousand Dollars ($300,000). Defined terms used but not otherwise defined herein shall have the same meanings as in the Loan Agreement.

Hereinafter, all indebtedness owing by Borrower to Bank shall be referred to as the "Indebtedness."

2.  DESCRIPTION OF COLLATERAL AND GUARANTIES. Repayment of the Indebtedness is
    ----------------------------------------
secured by the Collateral as described in the Loan Agreement.

Hereinafter, the above-described security documents and guaranties, together with all other documents securing repayment of the Indebtedness shall be referred to as the "Security Documents". Hereinafter, the Security Documents, together with all other documents evidencing or securing the Indebtedness shall be referred to as the "Existing Loan Documents".

3.  DESCRIPTION OF CHANGE IN TERMS.
    ------------------------------

    A.  Waiver of Covenant Default.
        --------------------------

        1. Bank hereby waives Borrower's existing default under the Loan Agreement by virtue of Borrower's failure to comply with the Profitability covenant as of the quarter ended December 31, 1998. Bank's waiver of Borrower's compliance of this covenant shall apply only to the foregoing period. Accordingly, for the quarter ending March 31, 1999, Borrower shall be in compliance with this covenant.

             Bank's agreement to waive the above-described default (1) in no way shall be deemed an agreement by Bank to waive Borrower's compliance with the above-described covenant as of all other dates and (2) shall not limit or impair the Bank's right to demand strict performance of this covenant as of all other dates and (3) shall not limit or impair the Bank's right to demand strict performance of all other covenants as of any date.

4.  CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever
    ------------------
necessary to reflect the changes described above.

5.  NO DEFENSES OF BORROWER. Borrower (and each guarantor and pledgor signing
    -----------------------
below) agrees that, as of the date hereof, it has no defenses against the obligations to pay any amounts under the Indebtedness.

6.  CONTINUING VALIDITY. Borrower (and each guarantor and pledgor signing below)
    -------------------
understands and agrees that in modifying the existing Indebtedness, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Indebtedness pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Indebtedness. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker, endorser, or guarantor will be released by virtue of this Loan Modification Agreement. The terms of this paragraph apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements.

     This Loan Modification Agreement is executed as of the date first written above.

BORROWER:                               BANK:

INVENTA CORPORATION                     SILICON VALLEY BANK

By:  /s/ [ILLEGIBLE]^^                  By: /s/ Timothy M. Walsh
     -------------------                    ------------------------
Name: [ILLEGIBLE]^^                     Name:   Tim Walsh
     -------------------                     ------------------------
Title:  Controller                      Title:  Vice President
      ------------------                      -----------------------

                          LOAN MODIFICATION AGREEMENT

     This Loan Modification Agreement is entered into as of June 22, 1999, by and between Inventa Corporation ("Borrower") and Silicon Valley Bank a California-chartered bank ("Bank").

1.  DESCRIPTION OF EXISTING INDEBTEDNESS: Among other indebtedness which may be
    ------------------------------------
owing by Borrower to Bank, Borrower is indebted to Bank pursuant to, among other documents, an Amended and Restated Loan and Security Agreement, dated August 19, 1998, as may be amended from time to time, (the "Loan Agreement"). The Loan Agreement provided for, among other things, a Committed Revolving Line in the original principal amount of One Million Two Hundred Thousand Dollars ($1,200,000), a Committed Equipment Line in the original principal amount of Three Hundred Thousand Dollars ($300,000) Defined terms used but not otherwise defined herein shall have the same meanings as in the Loan Agreement.

Hereinafter, all indebtedness owing by Borrower to Bank shall be referred to as the "Indebtedness."

2.  DESCRIPTION OF COLLATERAL AND GUARANTIES. Repayment of the Indebtedness is
    ----------------------------------------
secured by the Collateral as described in the Loan Agreement and a Commercial Security Agreement dated May 30, 1995.

Hereinafter, the above-described security documents and guaranties, together with all other documents securing repayment of the Indebtedness shall be referred to as the "Security Documents". Hereinafter, the Security Documents, together with all other documents evidencing or securing the Indebtedness shall be referred to as the "Existing Loan Documents".

3.  DESCRIPTION OF CHANGE IN TERMS.
    ------------------------------

     A.  Modification(s) to Loan Agreement
         ---------------------------------

          1. Section 2.1.4 entitled "Equipment Advances II" is hereby incorporated into the Loan Agreement to read as follows:

                    (a) Through June 22, 2000 (the "Equipment Availability End
               Date II"), Bank will make advances ("Equipment Advance II" and, collectively, "Equipment Advances II") not exceeding the Committed Equipment Line II, The Equipment Advances II may only be used to purchase Equipment and may not exceed 100% of the equipment invoice excluding taxes, shipping, warranty charges, freight discounts and installation expense. Software may constitute up to 25% of the aggregate Equipment Advances II. Each Equipment Advance II must be for minimum of $10,000.00.

                    (b) Interest accrues from the date of each Equipment Advance
               II at a rate in Section 2.3(a) and is payable monthly until the Equipment Availability End Date II occurs. Equipment Advances II outstanding on the Equipment Availability End Date II are payable in 36 equal monthly installments of principal, plus accrued interest, beginning on the 22nd day of each month following the Equipment Availability End Date II and ending on June 22, 2003 (the "Equipment Maturity Date II"). Equipment Advances II when repaid may not be reborrowed.

                    (c) To obtain an Equipment Advance II, Borrower must notify
               Bank (the notice is irrevocable) by facsimile no later than 3:00 p.m. Pacific time 1 Business day before the day on which the Equipment Advance is to be made. The notice must be signed by a Responsible Officer or designee and include a copy of the invoice for the Equipment being financed.

          2. Section 2.3 (a) entitled "Interest Rate, Payments" is hereby amended in part to provide that Equipment Advances II shall accrue interest on the outstanding principal balance at a per annum rate of 1.50 percentage point above the Prime Rate.

          3. Section 6.7 entitled "Financial Covenants" is hereby amended in part as follows:

               (v) Profitability. Borrower will be profitable on a quarterly basis, except that Borrower may have a maximum loss of $2,300,000 for the quarter ending June 30, 1999; $2,325,000 for the quarter ending September 30, 1999; $300,000 for the quarter ending December 31, 1999 and profitable for the quarter ending March
               31, 2000 and thereafter.

               (vi) Remaining Months Liquidity. Borrower will maintain, as of the last day of each month, at least four months Remaining Months Liquidity. "Remaining Months Liquidity" is cash on hand (and cash equivalents) plus availability under the Committed Revolving Line, divided by Cash Burn. If cash (and cash equivalents) increases from the prior period, "Cash Burn" is cash (prior period) minus cash (current period) plus increases/less decreases in short and long term borrowings plus increases/less decreases in stock, paid-in capital and Subordinated Debt, If cash (and cash equivalents) decreases from prior period. "Cash Burn" is cash (prior period) less (current period) minus increases/plus decreases in short and long term borrowings minus increases/plus decreases in stock, paid-in capital and subordinated debt. Upon Borrower achieving 6 consecutive months of Debt Service Coverage of at least 2.00 to 1.00, the Remaining Months Liquidity and Minimum Liquidity covenant shall be replaced with a Debt Service Coverage of at least 2.00 to 1.00.

          4. The following defined terms as set forth in Section 13.1 entitled "Definitions" is hereby amended and/or incorporated to read as follows:

               "Committed Revolving Line" is $1,000,000.

               "Committed Equipment Line II" is a Credit Extension of up to $300,000.

               "Credit Extension" is each Advance, Equipment Advance, Equipment Advance II, Term Loan or any other extension of credit by Bank for Borrower's benefit.

               "Equipment Advances II" is defined in Section 2.1.4

               "Equipment Availability End Date II" is defined in Section 2.1.4

               "Equipment Maturity Date II" is defined in Section 2.1.4

               Subletter (b) under the term defined as "Eligible Accounts" is hereby amended as follows:

                    Account for an account debtor, including Affiliates, whose total obligation to Borrower exceed 35% of all Accounts, for the amounts that exceed that percentage, unless the Bank approves in writing.

     B.   Waiver of Financial Covenant Defaults.
          -------------------------------------

          1. Bank hereby waives Borrower's existing defaults under the Loan Agreement by virtue of Borrower's failure to comply with the Quick Ratio covenant for the months ended March 31, 1999 and April 30, 1999, the Debt/Tangible Net Worth Ratio for the month ended April 30, 1999 and the Profitability covenant as of fiscal quarter ended March 31, 1999. Bank's waiver of Borrower's compliance of these covenants shall apply only to the foregoing periods. Accordingly, for the month ended May 30, 1999, Borrower shall be in compliance with the Quick Ratio and Debt/Tangible Net Worth Ratio covenants and for the fiscal quarter ending June 30, 1999, Borrower shall be in compliance with the Profitability covenant, as amended herein.

               Bank's agreement to waive the above-described defaults (1) in no way shall be deemed an agreement by the Bank to waive Borrower's compliance with the above-described covenants as of all other dates and (2) shall not limit or impair the Bank's right to demand strict performance of these covenants as of all other dates and (3) shall not limit or impair the Bank's right to demand strict performance of all other covenants as of any date.

4.  CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever
    ------------------
necessary to reflect the changes described above.

5.  PAYMENT OF LOAN FEE. Borrower shall pay to Bank a fee in the amount of Two
    -------------------
Thousand Five Hundred and 00/100 Dollars ($2,500.00) (the "Loan Fee") plus all out-of-pocket expenses.

6.  NO DEFENSES OF BORROWER. Borrower (and each guarantor and pledgor signing
    -----------------------
below) agrees that, as of the date hereof, it has no defenses against the obligations to pay any amounts under the Indebtedness.

7.  CONTINUING VALIDITY. Borrower (and each guarantor and pledgor signing below)
    -------------------
understands and agrees that in modifying the existing Indebtedness, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Indebtedness pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Indebtedness. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker, endorser, or guarantor will be released by virtue of this Loan Modification Agreement. The terms of this paragraph apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements.

8.  CONDITIONS. The effectiveness of this Loan Modification Agreement is
    ----------
conditioned upon Borrower's payment of the Loan Fee.

    This Loan Modification Agreement is executed as of the date first written above.

BORROWER:                                 BANK:

INVENTA CORPORATION                       SILICON VALLEY BANK

By:  /s/ Ashok Santhanam                  By: /s/ Timothy M. Walsh
   ----------------------------              -----------------------------

Name: Ashok Santhanam                     Name:  Timothy M. Walsh
     ---------------------------                --------------------------
Title: Chairman                           Title:  V P
      --------------------------                --------------------------

[LOGO]

                              SILICON VALLEY BANK

                      PRO FORMA INVOICE FOR LOAN CHARGES

BORROWER:          Inventa Corporation

LOAN OFFICER:      Tim Walsh

DATE:              June 22, 1999

                   Loan Fee                        $2,500.00
                   Documentation Fee                  500.00

                   TOTAL FEE DUE                   $3,000.00
                   -------------                   =========

Please indicate the method of payment:

   [ ]   A check for the total amount is attached.

   [X]   Debit DDA #__________ for the total amount.

   [ ]   Loan proceeds

Inventa Corporation

/s/ [ILLEGIBLE]^^         7/1/99
----------------------------------
                          (Date)

/s/ Timothy M. Walsh      7/6/99
----------------------------------
Silicon Valley Bank       (Date)
Account Officer's Signature

                            COMPLIANCE CERTIFICATE


TO:    SILICON VALLEY BANK
       3003 Tasman Drive
       Santa Clara, CA 95054

FROM:  INVENTA CORPORATION

     The undersigned authorized officer of INVENTA CORPORATION ("Borrower") certifies that under the terms and conditions of the Amended and Restated Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending _____________ with all required covenants except as noted below and (ii) all representations and warranties in the Agreement are true and correct in all material respects on this date. Attached are the required documents supporting the certification. The Officer certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.

 Please Indicate compliance status by circling Yes/No under "Complies" column.

Reporting Covenant                    Required                       Complies
------------------                    --------                       --------
Monthly financial statements + CC     Monthly within 30 days         Yes   No
Annual (Audited)                      FYE within 90 days             Yes   No
A/R & A/P Agings                      Monthly within 20 days         Yes   No
Borrowing Base Certificate            Monthly within 20 days         Yes   No

Financial Covenant                    Required             Actual    Complies
------------------                    --------             ------    --------
Maintain on a Monthly Basis:
  Minimum Quick Ratio                 1.75:1.00            ____:1,00 Yes   No
  Maximum Debt/Tangible Net Worth     1.25:1.00            ____:1.00 Yes   No
  Minimum Liquidity                   2X outstandings      _____X    Yes   No
                                      Under Equipment Notes

Profitability: Quarterly
               Losses not to exceed:  $2,300,000 for the quarter
                                      ended 6/30/99                  Yes   No
                                      $2,325,000 for the quarter
                                      ending 9/30/99
                                      $300,000 for the quarter ending
                                      12/31/99
                                      Profitable beginning quarter
                                      ending 3/31/00
Remaining Months Liquidity:           4 months                       Yes   No

Upon Borrower's achievement of a Debt Service Coverage ratio of at least 2.00 to
1.00 for six consecutive months, the Minimum Liquidity and the Remaining Months Liquidity covenants shall be replaced with a Minimum Debt Service Ratio of 2.00 to 1.00.

                          BORROWING BASE CERTIFICATE

--------------------------------------------------------------------------------

Borrower     INVENTA CORPORATION                 Lender: Silicon Valley Bank
                                                         3003 Tasman Drive
                                                         Santa Clara, CA 95054

Commitment Amount:  $300,000
--------------------------------------------------------------------------------

ACCOUNTS RECEIVABLE
1.  Accounts Receivable Book Value as of                                               $_____________
2.  Additions (please explain on reverse)                                              $_____________
3.  TOTAL ACCOUNTS RECEIVABLE                                                          $_____________

ACCOUNTS RECEIVABLE DEDUCTIONS (without
duplication)
1.  Amounts over 90 days due                                $_____________
5.  Balance of 50% over 90 day accounts                     $_____________
6.  Credit balances                                         $_____________
7.  Concentration Limits 35%                                $_____________
8.  Foreign Accounts                                        $_____________
9.  Governmental Accounts                                   $_____________
10. Contra Accounts                                         $_____________
11. Promotion or Demo Accounts                              $_____________
12. Intercompany/Employee Accounts                          $_____________
13. Other (please explain on reverse)                       $_____________
14. TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS                                               $_____________
15. Eligible Accounts (#3 minus #14)                                                   $_____________
16. LOAN VALUE OF ACCOUNTS (80% of #15, subject to satisfactory Accounts audit)        $_____________

BALANCES
17.  Maximum Loan Amount                                   $_____________
18.  Total Funds Available [Lesser of #17 or #16]                                      $_____________
19.  Present balance owing on Line of Credit               $_____________
20.  Outstanding under Sublimits (LC)                      $_____________
21.  RESERVE POSITION (#18 minus #19 and #20)                                          $_____________

The undersigned represents and warrants that this is true, complete and correct, and that the information in this Borrowing Base Certificate complies with the representations and warranties in the Amended and Restated Loan and Security Agreement between the undersigned and Silicon Valley Bank.

COMMENTS:                                        ------------------------------

INVENTA CORPORATION                                    BANK USE ONLY

By:______________________________                Rec'd By: __________________
     Authorized Signer                                        Auth. Signer
                                                 Date:_______________________

                                                 Verified: __________________
                                                              Auth. Signer

                                                 Date:_______________________
                                                 _______________________

                                                 ------------------------------

Comments Regarding Exceptions: See Attached.   --------------------------------

                                                     BANK USE ONLY

Sincerely,                                     Received by: ___________________
                                                             AUTHORIZED SIGNER

INVENTA CORPORATION                            Date:___________________________

__________________________________             Verified: ______________________
SIGNATURE                                                   AUTHORIZED SIGNER

__________________________________             Date:___________________________
TITLE

                                               Compliance Status:     Yes  No
__________________________________             --------------------------------
DATE

By:_______________________________
Name:_____________________________
Title:____________________________

                                       2